UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

APPLIED UV, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

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APPLIED UV, INC.

150 N. Macquesten Parkway

Mount Vernon, NY 10550

720-531-4152

INFORMATION STATEMENT

(Preliminary)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY Written Consents

GENERAL INFORMATION

To the Holders of Common Stock of Applied UV, Inc.:

This Information Statement is first being mailed on or about September 7, 2023 to the holders of record of the outstanding common stock, $0.0001 par value per share (“Common Stock”), of Applied UV, Inc., a Delaware corporation (the “Company”), as of the close of business on August 11, 2023 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by Written Consents in lieu of a meeting (the “Written Consents”) of the stockholder of the Company owning a majority of the outstanding shares of Common Stock (the “Majority Stockholder”) as of the Record Date. Except as otherwise indicated by the context, references in this Information Statement to “we,” “us” or “our” are references to Applied UV, Inc.

The Written Consents:

1.	ratified the mergers involving PURO Lighting, LLC and LED Supply Co., LLC (the “Mergers”);
2.	approved the Applied UV, Inc. 2023 Equity Incentive Plan (the “2023 Plan”); and
3.	approved the re-domestication of the Company from a Delaware corporation to a Nevada corporation (the “Re-Domestication”).

The Written Consents constitute the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our Bylaws to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least twenty (20) days after the date on which this Information Statement has been first mailed to the stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Exchange Act to the holders (the “Stockholders”) of Common Stock to notify the Stockholders of the ratification of the Mergers, approval of the 2023 Plan, and approval of the Re-Domestication. Stockholders of record at the close of business on August 11, 2023, are entitled to notice of the Written Consentss. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The 2023 Plan and the Re-Domestication will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We will mail the Notice of Stockholder Action by Written Consents to the Stockholders on or about September 7, 2023.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Eugene E. Burleson
Chairman of the Board of Directors
September 7, 2023

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INTRODUCTION

This Information Statement is being first mailed on or about September 7, 2023, to stockholders of the Company by the Board of Directors of the Company (“Board”) to provide material information regarding corporate actions that have been approved by the Written Consents of the Majority Stockholder.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDER

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The ratification of the Mergers, the approval of the adoption of the 2023 Plan and the approval of the Re-Domestication requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 8,928,330 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share. On the Record Date, the Company had 10,000 shares of Series X Super Voting Preferred Stock issued and outstanding with the holder thereof being entitled to cast one thousand votes per share. On August 22, 2023, the Majority Stockholder adopted resolutions ratifying the Mergers. On August 24, 2023, the Majority Stockholder adopted resolutions approving the adoption of the 2023 Plan and the Re-Domestication.

CONSENTING STOCKHOLDERS

On August 22, 2023, the Majority Stockholder, Max Munn, the Founder, Chief Executive Officer and a director of the Company, being the record holder of 379,000 shares of our Common Stock, and 10,000 shares of our Series X preferred stock, which entitle the holder to 1,000 votes per share of Series X, or a total of 10,000,000 votes, ratified the prior merger transactions and transactions related thereto involving PURO Lighting, LLC and LED Supply Co., LLC (the “Merger Stockholder Action”). On August 24, 2023, the Majority Stockholder adopted resolutions approving the adoption of the 2023 Plan (the “2023 Plan Stockholder Action”) and adopted resolutions approving the Re-Domestication (together with the Merger Stockholder Action and the 2023 Plan Stockholder Action, the “Stockholder Actions”). The voting power owned by the Majority Stockholder represented approximately 54.9% of the total voting power of all issued and outstanding shares as of the Record Date.

We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the foregoing Stockholder Actions. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consents and giving stockholders notice of such actions taken as required by the Exchange Act.

As the Stockholder Actions were taken by Written Consents, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

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DISSENTER’S RIGHTS

Under Delaware law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the Stockholder Actions.

RATIFICATION OF THE MERGERS

On December 16, 2022 and January 23, 2023, approved the Mergers and on August 22, 2023, the Majority Stockholder ratified the approval and adoption of the Mergers. Majority stockholder approval of the Mergers is necessary for us to meet the stockholder approval requirements of the rules of Nasdaq.

The Merger

On January 27, 2023, (i) PURO Lighting, LLC, a Colorado limited liability company (“Old PURO”) merged ( the “First PURO Merger”) with and into PURO Acquisition Sub I, Inc., a Colorado corporation (“PURO Sub I”) and wholly owned subsidiary of the Company and then (ii) PURO Sub I merged (the “Second PURO Merger” and together with the First PURO Merger, the “PURO Mergers”) with and into PURO Acquisition Sub II, LLC, a Delaware limited liability corporation (“PURO Sub II”) and wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “PURO Merger Agreement”), by and between the Company, PURO Acquisition Sub I, PURO Acquisition Sub II, PURO, Brian Stern and Andrew Lawrence. In connection with the PURO Mergers, PURO Sub II was renamed Puro Lighting, LLC (“New PURO”) and New PURO is a wholly-owned subsidiary of the Company.

On January 27, 2023, (i) LED Supply Co. LLC, a Colorado limited liability company (“Old LED Supply”) merged (the “First LED Supply Merger”) with and into LED Supply Acquisition Sub I, Inc., a Colorado corporation (“LED Supply Sub I”) and wholly owned subsidiary of the Company and then (ii) LED Supply Sub I merged (the “Second LED Supply Merger” and together with the First LED Supply Merger, the “LED Supply Mergers”) with and into LED Supply Acquisition Sub II, LLC, a Delaware limited liability corporation (“LED Supply Sub II”) and wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “LED Supply Merger Agreement”), by and between the Company, LED Supply Acquisition Sub I, LED Supply Acquisition Sub II, LED Supply, Brian Stern and Andrew Lawrence. In connection with the LED Supply Mergers, LED Supply Sub II was renamed Led Supply Co. LLC (“New LED Supply”) and New LED Supply is a wholly-owned subsidiary of the Company.

At the effective time of the First PURO Merger (i) all of the capital stock of PURO Merger Sub I that was outstanding immediately prior to the effective time of the First PURO Merger was converted into and became (i) 100% of the membership interests of Old PURO (and the membership interests of Old PURO into which the membership interests of PURO Merger Sub I were converted became the only outstanding membership interests of Old PURO) and (ii) the right of each holder of a membership interest or profit interest in Old PURO immediately prior to the effective time of the First PURO Merger to receive from the Company their ownership percentage of the following:

(1)	2,497,222 shares of the Common Stock;
(2)	251,111 shares of the Company’s 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”); and
(3)	Any right to receive Earnout Payments (as defined under the PURO Merger Agreement) payable as set forth in the PURO Merger Agreement and Schedule II thereto.

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The amounts set forth in items (1) through (3) above is referred to herein as the “PURO Merger Consideration.” On January 26, 2023 (the “Closing Date”), prior to the effective time of the PURO Mergers, the Company paid or issued, as applicable (i) the Common Stock and the Series C Preferred Stock that are a part of the PURO Merger Consideration Stock (ii) $1,335,114 of Old PURO’s indebtedness to various creditors, (ii) $73,079.50 of the PURO’s transaction expenses and (iii) $2,500,000 and 1,250,000 shares the Company’s 2% Series B Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”) in repayment of a $5 million note held by one of Old PURO’s vendor’s. As a result of these issuances and payments the Company and Old PURO agreed that the acquisition of Old PURO by the Company was closed and the PURO Mergers could be effected as soon as possible. The Company financed the payments described above through a $2,807,500 Redeemable Promissory Note from Streeterville Capital, LLC (the “Redeemable Note”) and a $1,537,938 draw on a line of credit from Pinnacle Bank (the “Line of Credit Draw”).

At the effective time of the First LED Supply Merger (i) all of the capital stock of LED Supply Merger Sub I that was outstanding immediately prior to the effective time of the First LED Supply Merger was converted into and became (i) 100% of the membership interests of Old LED Supply (and the membership interests of Old LED Supply into which the membership interests of LED Supply Merger Sub I were converted became the only outstanding membership interests of Old LED Supply) and (ii) the right of each holder of a membership interest or profit interest in Old LED Supply immediately prior to the effective time of the First LED Supply Merger to receive from the Company their ownership percentage of the following:

(1)	1,377,778 shares of Common Stock;
(2)	148,889 shares of Series C Preferred Stock; and
(3)	Any right to receive Earnout Payments (as defined under the LED Supply Merger Agreement) payable as set forth in the LED Supply Merger Agreement and Schedule II thereto.

The amounts set forth in items (1) through (3) above is referred to herein as the “LED Supply Merger Consideration.” On the Closing Date, prior to the effective time of the PURO Mergers, the Company paid or issued, as applicable (i) the Common Stock and the Series C Preferred Stock that are a part of the LED Supply Merger Consideration Stock (ii) $364,316 of Old LED Supply’s indebtedness to various creditors, (ii) $73,079.50 of Old LED Supply’s transaction expenses. Part of Old LED Supply’s indebtedness on the Closing Date was $1,778,667 outstanding principal and interest on a line of credit from JP Morgan Chase Bank, N.A. (the “Chase Loan”). The Company has repaid the Chase Loan. As a result of these issuances, agreements and payments, the Company and Old LED Supply agreed that the acquisition of Old LED Supply by the Company was closed and the LED Supply Mergers could be effected as soon as possible. The Company financed the payments described above through the Line of Credit Draw.

The number of shares of Common Stock issued in the Mergers were calculated based on a $2.00 per share value.

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APPROVAL OF 2023 EQUITY INCENTIVE PLAN

Overview

On August 24, 2023, our Board and stockholders approved the 2023 Plan. The 2023 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Initially, the maximum number of shares of our common stock that may be subject to awards under the 2023 Plan is 2,500,000 subject to adjustments under the 2023 Plan.

The purpose of 2023 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. The administrator of the 2023 Plan may, in its sole discretion, amend, alter, suspend or terminate the 2023 Plan, or any part thereof, at any time and for any reason. We will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with legal and regulatory requirements relating to the administration of equity-based awards. Unless earlier terminated by the administrator, the 2023 Plan will terminate ten years from the date it is adopted by our Board.

Authorized Shares

Initially, the maximum number of shares of our common stock that may be subject to awards under the 2023 Plan is 2,500,000. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the 2023 Plan, the number of shares available for issuance under the 2023 Plan will be increased on the first day of each fiscal year beginning with the 2024 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to twenty percent (20%) of the total number of shares of all classes of our common stock outstanding on the last day of the immediately preceding fiscal year less the number of shares allocated to the 2023 Plan, and (c) such number of shares determined by the administrator no later than the last day of the immediately preceding fiscal year.

Additionally, if any award issued pursuant to the 2023 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the 2023 Plan, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2023 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that have actually been issued under the 2023 Plan under any award will not be returned to the 2023 Plan and will not become available for future distribution under the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award under the 2023 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2023 Plan. Notwithstanding the foregoing and, subject to adjustment as provided in the 2023 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Section 422 of the Code and regulations promulgated thereunder, any shares that become available for issuance under the 2023 Plan in accordance with the foregoing.

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Plan Administration

One or more committees appointed by our Board will administer the 2023 Plan. Initially, the Compensation Committee shall administer the 2023 Plan. In addition, if we determine it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2023 Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the 2023 Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the 2023 Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the 2023 Plan), to allow Participants to satisfy withholding tax obligations in a manner permissible under the 2023 Plan, to authorize any person to execute on behalf of us any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2023 Plan, other than incentive stock options, may be granted to our employees (including officers and directors) or a parent or subsidiary, members of our Board or consultants engaged to render bona fide services to us or a parent or subsidiary. Incentive stock options may be granted only to our employees or a subsidiary, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for our securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

Stock Options

Stock options may be granted under the 2023 Plan. The exercise price of options granted under the 2023 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

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Restricted Stock

Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2023 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the 2023 Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value the payout for the performance awards. The administrator may set vesting criteria based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Non-Employee Directors

The 2023 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan. The 2023 Plan includes a maximum limit of $500,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $750,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

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Non-transferability of Awards

Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2023 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2023 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2023 Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

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Clawback

Awards will be subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2023 Plan provided such action does not impair the existing rights of any participant. The terms of outstanding awards may be amended without shareholder approval to reduce the exercise price of outstanding options or stock appreciation rights, or to cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation right. The 2023 Plan automatically will terminate on August 24, 2033, unless it is terminated sooner.

APPROVAL OF RE-DOMESTICATION FROM DELAWARE TO NEVADA

The following discussion summarizes certain aspects of the Re-Domestication from the State of Delaware to the State of Nevada pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into between one of our wholly owned subsidiaries and our existing Delaware corporation. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a form of which is attached to this Information Statement as Exhibit A, the Articles of Incorporation of Applied UV, Inc. (Nevada) (the “Nevada Articles”), a form of which is attached to this Information Statement as Exhibit B, the Bylaws of Applied UV, Inc. (Nevada) (the “Nevada Bylaws”), a form of which is attached to this Information Statement as Exhibit C, the Certificate of Designation establishing the Series X Voting Preferred Stock, $0.0001 par value per share (“Series X Preferred Stock”), of Applied UV, Inc. (Nevada) (the “Series X Certificate of Designation”), a form of which is attached to this Information Statement as Exhibit D, the Certificate of Designation establishing the 10.5% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share (“Series A Preferred Stock”), of Applied UV, Inc. (Nevada) (the “Series A Certificate of Designation”), a form of which is attached to this Information Statement as Exhibit E, the Certificate of Designation establishing the 2% Series B Cumulative Perpetual Preferred Stock, $0.0001 par value per share (“Series B Preferred Stock”), of Applied UV, Inc. (Nevada) (the “Series B Certificate of Designation”), a form of which is attached to this Information Statement as Exhibit F, and the Certificate of Designation establishing the 5% Series C Cumulative Perpetual Preferred Stock, $0.0001 par value per share (“Series C Preferred Stock”), of Applied UV, Inc. (Nevada) (the “Series C Certificate of Designation”), a form of which is attached to this Information Statement as Exhibit G. Our directors and majority shareholder have already approved the forms of Merger Agreement, Nevada Articles, Nevada Bylaws, Series X Certificate of Designation, Series A Certificate of Designation, Series B Certificate of Designation and Series C Certificate of Designation. In this discussion of the Re-Domestication, the terms, “we,” the “Company” or “Applied UV, Inc. (Delaware)” refer to the existing Delaware corporation and the term “Applied UV, Inc. (Nevada)” refers to the new Nevada corporation, which will be the successor to the Company.

Principal Reasons for the Re-Domestication

The principal reason for Re-Domestication from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax that will result in significant savings to us in the future. Under Nevada law, there is no obligation to pay annual franchise taxes and there are no capital stock taxes or inventory taxes. In addition, under Nevada law, there are minimal reporting and corporate disclosure requirements and the identity of the corporate shareholders is not a part of the public record. Otherwise, the general corporation laws of the States of Delaware and Nevada are quite similar as both states have liberal incorporation laws and favorable tax policies. As detailed below under “The Rights of the Shareholders Will Now be Governed by Nevada Law instead of Delaware Law,” there are differences in Delaware law and Nevada law that may affect the rights of shareholders. However, in the formation of Applied UV, Inc. (Nevada), we will endeavor to make no substantive changes in the provisions and terms of the Nevada Articles and Nevada Bylaws from the provisions and terms of Applied UV, Inc.’s (Delaware) Amended and Restaetd Certificate of Incorporation, as amended (“Delaware Certificate”) and Bylaws (“Delaware Bylaws”).

The Re-Domestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Re-Domestication may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Significant Differences Between Delaware and Nevada Law” below.

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Possible Disadvantages of Re-Domestication

Delaware has historically been the state in which a majority of public companies incorporate. A potential disadvantage of re-domesticating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

We will endeavor to adapt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

Principal Features of the Re-Domestication

The Re-Domestication will be effected by the merger (the “Merger”) of Applied UV, Inc. (Delaware) with and into Applied UV, Inc. (Nevada), a wholly owned subsidiary of Applied UV, Inc. (Delaware) that will be incorporated under Nevada law for the purposes of the Merger. Applied UV, Inc. (Nevada) will be the surviving corporation in the Merger and will continue under the name “Applied UV, Inc.” Applied UV, Inc. (Delaware) will cease to exist as a result of the Merger.

The Merger will not become effective until the Merger Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, which will not take place until at least 20 days after the mailing of this Information Statement to our shareholders.

At the effective time of the Merger, the Nevada Articles, the Nevada Bylaws and Nevada law will govern our corporation’s operations and activities. However, there are no substantial differences in the Nevada Articles and Nevada Bylaws from the Delaware Certificate and Delaware Bylaws.

Upon completion of the Merger, each outstanding share of common stock, par value $0.0001 per share, of Applied UV, Inc. (Delaware) will be converted into one share of common stock, $0.0001 par value per share, of Applied UV, Inc. (Nevada), each outstanding share of Series X Preferred Stock of Applied UV, Inc. (Delaware) will be converted into one share of Series X Preferred Stock of Applied UV, Inc. (Nevada), each outstanding share of Series A Preferred Stock of Applied UV, Inc. (Delaware) will be converted into one share of Series A Preferred Stock of Applied UV, Inc. (Nevada), each outstanding share of Series B Preferred Stock of Applied UV, Inc. (Delaware) will be converted into one share of Series B Preferred Stock of Applied UV, Inc. (Nevada) and each outstanding share of Series C Preferred Stock of Applied UV, Inc. (Delaware) will be converted into one share of Series C Preferred Stock of Applied UV, Inc. (Nevada). As a result, the existing shareholders of Applied UV, Inc. (Delaware) will automatically become shareholders of Applied UV, Inc. (Nevada), Applied UV, Inc. (Delaware) will cease to exist and Applied UV, Inc. (Nevada) will continue to operate our business under the name “Applied UV, Inc.” Applied UV, Inc. (Delaware) stock certificates will be deemed to represent the same number of Applied UV, Inc. (Nevada) shares as were represented by such Applied UV, Inc. (Delaware) stock certificates prior to the Re-Domestication.

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You will not have to take any action to exchange your stock certificates as a result of the Merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Applied UV, Inc. (Nevada)’s common stock following the Re-Domestication.

Upon completion of the Re-Domestication, the authorized capital stock of Applied UV, Inc. (Nevada) will consist of 170,000,000 shares of common stock, $0.0001 par value, and 20,000,000 shares of preferred stock, $0.0001 par value, which is identical to the authorized capital stock of Applied UV, Inc. (Delaware).

The Re-Domestication will not result in any change to our daily business operations or the present location of our principal executive offices in Mount Vernon, New York. The financial condition and results of operations of Applied UV, Inc. (Nevada) immediately after the consummation of the Re-Domestication will be identical to that of Applied UV, Inc. (Delaware) immediately prior to the consummation of the Re-Domestication. In addition, at the effective time of the Merger, the directors of Applied UV, Inc. (Nevada) will be Max Munn, Dallas C. Hack, Eugene E. Burleson, Joseph Luhukay and Brian Stern. Currently, Max Munn serves as our Chief Executive Officer and Michael Riccio serves as our Chief Financial Officer and they will serve in the same capacities for Applied UV, Inc. (Nevada). Our directors and majority shareholder have already approved the forms of Merger Agreement, Nevada Articles, Nevada Bylaws, Series X Certificate of Designation, Series A Certificate of Designation, Series B Certificate of Designation and Series C Certificate of Designation, copies of which are attached as exhibits to this Information Statement.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Delaware Certificate and Delaware Bylaws. The Merger Agreement provides that, at the effective time of the Merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Applied UV, Inc. (Nevada). Accordingly, after the effective time of the Merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and the bylaws of Applied UV, Inc. (Nevada). The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Applied UV, Inc. (Nevada) following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the form of the Articles of Incorporation of Applied UV, Inc. (Nevada), which is attached as Exhibit B to this Information Statement, and the Bylaws of Applied UV, Inc. (Nevada), which will come into effect concurrently with the effectiveness of the Merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the Articles of Incorporation under Nevada law.

General

As discussed above under “Potential Disadvantages of the Re-Domestication,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

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Limitation on Personal Liability of Directors

Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

Indemnification of Officers and Directors and Advancement of Expenses

Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

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Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The Re-Domestication may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

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Adjournment of Stockholder Meetings

Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. Currently, no such provision is contemplated to be contained in the articles of incorporation of Applied UV, Inc. (Nevada). Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of a stockholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights

Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

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The Rights of the Shareholders Will Now be Governed by Nevada Law instead of Delaware Law

The general corporation laws of the State of Nevada will now govern the rights of our stockholders rather than the general corporation laws of the State of Delaware. In the formation of Applied UV, Inc. (Nevada), we have made an effort not to make any substantive changes in the Nevada Articles or Nevada Bylaws from the Delaware Certificate and Delaware Bylaws. Such items such as Applied UV, Inc. (Nevada)’s duration, the authorized capitalization, rights to issue preferred stock, no cumulative voting rights and the par values of the classes of shares remain the same. Furthermore, Nevada law and Delaware law are quite similar with respect to the governing of corporate actions and shareholders’ rights. Nonetheless, there are a few differences in the laws, which may affect your rights or interests. The following is a summary of certain of those considerations.

Delaware has a well-developed body of case law interpreting shareholders rights. Nevada case law concerning the governing and effects of its statutes and regulations is limited and thus you will have more uncertainty concerning the legality of corporate transactions and your right to challenge those transactions.

Under Nevada Law, a director may be removed by a 2/3 vote of the shareholders. Previously, under Delaware Law a vote by only a majority of the shareholders is required to remove a director. The majority of the directors present at a meeting of the board may fill vacancies in the board under Nevada Law even if no quorum is present.

Nevada Law permits greater latitude in indemnifying officers and directors and the ability to shield the officers and directors for liabilities. However, the Nevada Articles and Nevada Bylaws provide the same indemnification and liability protections as the current Delaware documents.

Termination, Abandonment or Amendment of the Merger Agreement

We anticipate that the Re-Domestication will become effective at the earliest practicable date. However, the Merger Agreement will provide that at any time before the effective date, the Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the board of directors of either Applied UV, Inc. (Delaware) or Applied UV, Inc. (Nevada), or both, notwithstanding the approval of the Merger Agreement by the holders of a majority of the votes of Applied UV, Inc. (Delaware) entitled to be cast or by the sole stockholder of Applied UV, Inc. (Nevada), or by both. The boards of directors of Applied UV, Inc. (Delaware) and Applied UV, Inc. (Nevada) may amend the Merger Agreement at any time prior to the filing of the Merger Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of the Merger Agreement by the stockholders of either corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (b) alter or change any term of the Nevada Articles to be effected by the Merger, or (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of either corporation.

Federal Income Tax Consequences of the Re-Domestication

The Company intends the Re-Domestication to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Re-Domestication qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the federal tax laws as a result of the occurrence of the Re-Domestication, and neither will the Company or Applied UV, Inc. (Nevada). Each stockholder will have the same basis in Applied UV, Inc. (Nevada)’s common stock received as a result of the Re-Domestication as that holder has in the corresponding common stock of the Company held at the time the Re-Domestication occurs. Each holder’s holding period in Applied UV, Inc. (Nevada)’s common stock received as a result of the Re-Domestication will include the period during which such holder held the corresponding common stock of the Company at the time the Re-Domestication occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Re-Domestication.

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This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Re-Domestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Re-Domestication, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences

We do not anticipate that any significant accounting consequences would arise as a result of the Re-Domestication.

Appendixes

The forms of the Merger Agreement of the Company into Applied UV, Inc. (Nevada), the Articles of Incorporation of Applied UV, Inc. (Nevada), the By-laws of Applied UV, Inc. (Nevada), the Series X Certificate of Designation, the Series A Certificate of Designation, the Series B Certificate of Designation and the Series C Certificate of Designation are attached to this Information Statement as Exhibits A, B, C, D, E, F and G, respectively.

Vote Required

Under the DGCL and the provisions of the Certificate of Designation authorizing the issuance of our Series X Preferred Stock, the affirmative vote of a majority of the votes eligible to be cast by holders of our outstanding shares of our common stock and our outstanding shares of Series X Preferred Stock is required to approve the Merger. The holders of our common stock are entitled to cast one vote per share and the holder of our Series X Preferred Stock is entitled to cast 1,000 votes per share of Series X Preferred Stock.

Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL. Holders of our common stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Re-Domestication or the filing of the certificate of merger as approved by Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Re-Domestication that is not shared by all other stockholders of ours.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2022 and 2021 for our Chief Executive Officer (principal executive officer) and President, and our Chief Financial Officer. We refer to these individuals as our “named executive officers”:

Name and Principal Position	Fiscal Year Ended	Salary ($)	Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Max Munn	2022	$297,692	—		$27,827	(3)	30,612	(4)	$356,131
President and Chief Executive Officer, President and Director(2)	2021	310,357	—		$1,567,449		$25,510		$1,903,316
Michael Riccio	2022	$298,077	135,000	(5)	$149,404	(6)	100,000	(7)	$682,481
Senior Vice President and Chief Financial Officer	2021	146,154	—		297,711		—		443,865
John Andrews	2022	276,530	106,500	(9)	183,089	(10)			566,119
Former Chief Executive Officer(8)	2021	—	—		—		—		—
(1)	See Footnote 9 in the Notes to the Consolidated Financial Statements of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2023 for a description of all of the assumptions made in the valuation of these options.
(2)	Mr. Munn became the acting Chief Executive Officer upon the resignation of Mr. John Andrews as of December 19, 2022, and was appointed Chief Executive Officer by the board on March 3, 2023.
(3)	Mr. Munn received options to purchase 10,000 shares of common stock at an exercise price of $10.00 per share. These options vest at the end of each quarter for 4 quarters beginning March 31, 2023.
(4)	Auto lease and auto insurance payments the Company provided to Mr. Munn.
(5)	Mr. Riccio received 10,000 shares of restricted common stock on January 1, 2022 valued at $13.50 per share, which was the fair market value on the grant date. These shares vest quarterly over 3 years.
(6)	Mr. Riccio received options on January 1, 2022 to purchase 14,000 shares of common stock at an exercise price of $13.50, and also received options on June 3, 2022 to purchase 6,000 shares of common stock at an exercise price of $5.35. These options vest quarterly over 3 years.
(7)	Mr. Riccio received a bonus of $100,000 in January 2022, pursuant to his employment agreement dated January 1, 2022.
(8)	Mr. Andrews resigned as of December 19, 2022.
(9)	Mr. Andrews received 15,000 shares of restricted common stock on April 11, 2022, valued at $7.10 per share, which was the fair market value on the grant date. These shares vest quarterly over 3 years. As of his resignation date of December 19, 2022, 11,807 unvested shares were cancelled.
(10)	Mr. Andrews received options on April 11, 2022 to purchase 35,000 shares of common stock at an exercise price of $7.10. These options were cancelled as of March 19, 2023, which is 90 days after his resignation date.

18

Employment Agreements

Max Munn. On April 18, 2022, the Company and its wholly-owned subsidiary Munn Works LLC, entered into an amended and restated employment agreement (the “Munn Employment Agreement”) with Mr. Max Munn, pursuant to which Mr. Munn will continue to serve as the President of the Company and the Manager and Chief Executive Officer of Munn Works LLC. The Munn Employment Agreement amends and restates Mr. Munn’s prior employment agreement dated March 4, 2021 (the “Original Agreement”). The Munn Employment Agreement is effective as of March 1, 2022 and terminates on February 28, 2024 (the “Term”) and will automatically renew for successive one-year terms unless terminated by the parties as provided under the Munn Employment Agreement. The Munn Employment Agreement amends the terms of the Original Agreement by providing Mr. Munn with a cash annual base salary of $360,000 and cancels 41,311 of the 61,697 options granted to Mr. Munn under the Original Agreement. Also, the Original Agreement terminates on March 4, 2024 while the Munn Employment Agreement terminates on February 28, 2024. All of the other terms of the Original Agreement remain the same.

Michael Riccio. The Company has entered into an Employment Agreement (the “Riccio Employment Agreement”) dated January 1, 2022 with Michael Riccio, its current Chief Financial Officer. The Riccio Employment Agreement has a two year term and automatically renews for additional two year terms unless 90 days prior to the prior to the end of the current term the Company or Mr. Riccio provides notice to the other that the term will not be extended or the Employment Agreement is sooner terminated by the Company with or without cause or by Mr. Riccio with good reason or for no reason, in each case as set forth in the Riccio Employment Agreement. The Riccio Employment Agreement provides Mr. Riccio with a base salary of $300,000, annual performance bonus of up to 100% of base salary based on periodic assessments of Mr. Riccio’s performance as well as the achievement of specific individual and corporate objectives as determined by the CEO in consultation with Mr. Riccio; and equity awards of 10,000 shares of the Company’s common stock and a 10 year option to purchase 14,000 shares of the Company’s common stock at an exercise price of $2.70 per share. Each equity award vests quarterly over a three year period commencing on January 1, 2022 with the first vesting to occur on April 1, 2022. Mr. Riccio is also entitled to participate in the Company-funded healthcare insurance plan and in all other benefits, perquisites, vacation days, benefit plans or programs of the Company which are available generally to office employees and other employees of the Company in accordance with the terms of such plans, benefits or programs.

Severance Agreement

On December 19, 2022, Mr. John Andrews resigned as a member of the Board of Directors of Applied UV, Inc. (the “Company”) and the Chief Executive Officer of the Company. Mr. Andrews tendered his resignations, in connection with the anticipated closing of the acquisitions of PURO Lighting, LLC (“PURO”) and LED Supply Co. LLC (together with PURO, the “Acquired Companies”) by the Company to allow the executives that will be retained from the Acquired Companies to assume a leadership position with the Company. Mr. Andrews agreed to remain as a consultant (subject to his availability) for 10 months if asked by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the certain executives of the Company as of December 31, 2022:

	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised	Option Exercise		Option Expiration		Number of Shares or Units of Stock That Have Not		Market Value of Shares or Units of Stock That Have Not
Name	Exercisable	Unexercisable	Options	Price		Date		Vested		Vested
Max Munn	20,855	10,000	—		$(1)		(1)	—		—
Michael Riccio	16,195	17,804	—		$(2)		(2)	6,666		$90,000
John Andrews	5,833	—	—	$1.42			(3)		(4)		(4)
(1)	Mr. Munn’s options are as follows: 100 exercisable with an exercise price of 25.00 expiring April 1, 2030; 100 exercisable with an exercise price of $25.00 expiring July 1, 2030; 20,655 exercisable with an exercise price of 39.00 expiring March 4, 2031; 10,000 unexercisable options with an exercise price of $10.00 expiring December 31, 2032.
(2)	Mr. Riccio’s options are as follows: 10,528 exercisable with an exercise price of $32.65 expiring September 28, 2031; 4,666 exercisable with an exercise price of $13.50 expiring January 1, 2032; 1,000 exercisable with an exercise price of $5.35 expiring June 3, 2032.
(3)	Mr. Andrews resigned as of December 19, 2022 and his exercisable options expired on March 19, 2023.
(4)	Mr. Andrews had 3,193 shares vested after his resignation from the Company at a market value of $22,670.

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Option Exercises

No stock options were exercised by the above named individuals in 2021.

Director Compensation

The annual compensation for each non-employee Director is summarized in the table below.

2022 Director Compensation Table

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)	Total ($)
Joel Kanter (2)	$6,250	$0	$0	$6,250
Alastair J. Clemow (3)	$6,250	$0	$0	$6,250
Eugene A. Bauer (4)	$6,250	$0	$0	$6,250
Eugene Burleson (5)	$25,000	$33,750	$0	$58,750
Dallas C Hack (6)	$25,000	$20,250	$0	$45,250
Joseph Luhukay(7)	$12,500	$13,000	$0	$25,500
Monica Woo(8)	$12,500	$13,000	$0	$25,500

(1)	Directors are paid $6,250 per quarter.
(2)	On May 17, 2022, Mr. Kanter, the Company’s former Chairman, was not re-elected by the stockholders. He was paid his fee for the first quarter, but his 1,500 shares of restricted common stock granted January 1, 2022, that vest one year from the date of grant for his service as a director and his 2,000 shares of restricted common stock granted January 1, 2022 that vest one year from the date of grant for his service as the Chairman of the Board were cancelled as of May 17, 2022.
(3)	On May 17, 2022, Mr. Clemow resigned from the board of directors of the Company. He was paid his fee for the first quarter, but his 1,500 shares of restricted common stock granted January 1, 2022 that vest one year from the date of grant for his service as a director and his 1,000 shares of restricted common stock granted January 1, 2022 that vest one year from the date of grant for his service as the Chairman of the Compensation Committee were cancelled as of May 17, 2022.
(4)	On May 17, 2022, Mr. Bauer resigned from the board of directors of the Company. He was paid his fee for the first quarter, but his 1,500 shares of restricted common stock granted January 1, 2022 that vest one year from the date of grant for his service as a director and 1,000 shares of restricted common stock granted January 1, 2022 that vest one year from the date of grant for his service as the Chairman of the Nominating and Corporate Governance Committee were cancelled as of May 17, 2022.
(5)	On January 1, 2022, Mr. Burleson was awarded 1,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 1,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Audit Committee.
(6)	On January 1, 2022, Dr. Hack was awarded 1,500 shares of restricted common stock that vest one year from the date of grant for his service as a director.
(7)	Mr. Luhukay was elected to the board by the shareholders on May 17, 2022. He was awarded 2,000 shares on May 17, 2022 upon his appointment to the board which vest equally over four years beginning January 1, 2023.
(8)	Ms. Woo was elected to the board by the shareholders on May 17, 2022. She was awarded 2,000 shares on May 17, 2022 upon her appointment to the board which vest equally over four years beginning January 1, 2023. Ms. Woo resigned from the board as of February 27, 2023, and her 2,000 share stock award was cancelled.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of the common stock by (i) our directors and named executive officers; (ii) all the named executives and directors as a group and (iii) any other person or group that to our knowledge beneficially owns more than five percent of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of August 25, 2023, are deemed to be outstanding and beneficially owned by the person holding the options. Shares issuable pursuant to stock options or warrants are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all shares of common stock that they will beneficially own, subject to applicable community property laws. The percentage of beneficial ownership is based on 8,905,633 shares of common stock outstanding on August 25, 2023

	Number of Shares Beneficially Owned				Beneficial Ownership Percentages
Name and Address of Beneficial Owner(1)	Common Stock		Series X Super Voting Preferred Stock(2)		Percent of Common Stock	Percent of Series X Super Voting Preferred Stock	Percent of Voting Stock(3)
Officers and Directors
Max Munn, Chief Executive Officer, President and Director	422,522	(4)	10,000	(5)	4.7%	100%	55.1%
Michael Riccio, Chief Financial Officer	28,705		—		*	—	*
Brian Stern, Director(6)	365,105		—		4.1%	—	1.9%
Eugene Burleson, Director	12,000		—		*	—	*
Dallas Hack, Director	8,000		—		*	—	*
Joseph Luhukay, Director	3,500		—		*	—	*
Officers and Directors as a Group	839,832		10,000		9.4%	100%	57.3%
5%+ Stockholders
The Munn Family 2020 Irrevocable Trust	375,000		10,000		4.2%	100%	54.9%
Brian Stern, Director	365,105				4.1%		1.9%
Andrew Lawrence	309,994		—		3.5%	N/A	1.6%
(1)	The principal address of the named officers, directors and 5% stockholders of the Company is c/o Applied UV, Inc. 150 N. Macquesten Parkway Mount Vernon, New York 10550.
(2)	Entitles the holder to 1,000 votes per share and votes with the common as a single class.
(3)	Represents total ownership percentage with respect to all shares of common stock and Series X Super Voting Preferred Stock, as a single class.
(4)	Includes (i) 375,000 shares which are held in the name of The Munn Family 2020 Irrevocable Trust, for which the spouse of Max Munn is the trustee; (ii) 4,000 shares owned by Mr. Munn directly (iii) 16,000 shares underlying a warrant issued to Mr. Munn, which is exercisable at $25.00 per share; (iv) 200 vested shares underlying an option granted to Mr. Munn as director compensation, which are exercisable at $25.00 per share; (v) 20,655 vested shares underlying an option granted to Mr. Munn pursuant to his employment agreement, which are exercisable at $39.00 per share; (vi) 2,500 vested shares underlying an option granted to Mr. Munn on December 31, 2022; and (vii) 4,166 vested shares underlying an option granted to Mr. Munn on January 10, 2023.
(5)	Held by The Munn Family 2020 Irrevocable Trust.
(6)	Mr. Stern was appointed to the board of directors on February 1, 2023.

21

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 150 N. Macquesten Parkway, Mount Vernon, NY 10550.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Majority Stockholder’s adoption of the ratification of the Mergers, adoption of the 2023 Plan and approval of the Re-Domestication, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

Applied UV, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

By Order of the Board of Directors,

/s/ Eugene E. Burleson
Chairman of the Board of Directors
September 7, 2023

22

Exhibit A

 AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into and made effective as of [*], 2023, by and between APPLIED UV, INC., a Delaware corporation (the “Company”) and APPLIED UV, INC., a Nevada corporation and a wholly owned subsidiary of the Company (“Newco”).

RECITALS

WHEREAS, the Company, whose shares of common stock, par value $0.0001 per share, and 10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), are registered under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), desires to re-domesticate as a Nevada corporation (the “Re-Domestication”). The Company has formed Newco in order to effect the Re-Domestication; and

WHEREAS,

the Board of Directors of each of the Company and Newco deems it advisable and in the best interests of such corporations and their respective stockholders, that the Company be merged with and into Newco, upon the terms and subject to the conditions herein stated, and that Newco be the surviving corporation (the “Merger”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER; EFFECTIVE TIME

1.1  The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease. Newco shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Nevada. The Merger shall have the effects specified in the Delaware General Corporation Law (the “DGCL”) and in Chapter 78 of the Nevada Revised Statutes, as amended, and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal, or mixed), rights, privileges, franchises, immunities, and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations, and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2 Effective Time. Provided that the conditions set forth in Section 5.1 have been fulfilled in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Merger, the Company and Newco shall cause the Articles of Merger (the “Nevada Articles of Merger”) to be executed and filed with the Secretary of State of the State of Nevada and a Certificate of Merger (the “Delaware Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware. The Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1 The Articles of Incorporation. The Articles of Incorporation of Newco in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2 The Bylaws. The Bylaws of Newco in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

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ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1 Officers. The officers of Newco at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.

3.2 Directors. The directors of Newco at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Company, Newco, or the stockholders of the Company:

(a)  Each share of common stock of the Company, par value $0.0001 per share, shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.0001, of Newco (“Nevada Common Stock”), with the same rights, powers, and privileges as the shares so converted and all shares of common stock of the Company shall be cancelled and retired and shall cease to exist.

(b)  Each share of Series X Voting Preferred Stock, par value $0.0001 per share, of the Company (“Series X Preferred Stock”), shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series X Voting Preferred Stock, par value $0.0001, of Newco (“Nevada Series X Voting Preferred Stock”), with the same rights, powers, and privileges as the shares so converted and all shares of Nevada Series X Voting Preferred Stock of the Company shall be cancelled and retired and shall cease to exist.

(c)  Each share of Series A Preferred Stock shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series A Preferred Stock, par value $0.0001, of Newco (“Nevada Series A Preferred Stock”), with the same rights, powers, and privileges as the shares so converted and all shares of Nevada Series A Preferred Stock of the Company shall be cancelled and retired and shall cease to exist.

(d)  Each share of 2% Series B Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of the Company, (“Series B Preferred Stock”), shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of 2% Series B Cumulative Perpetual Preferred Stock, par value $0.0001, of Newco (“Nevada Series B Preferred Stock”), with the same rights, powers, and privileges as the shares so converted and all shares of Nevada Series B Preferred Stock of the Company shall be cancelled and retired and shall cease to exist.

24

(e)  Each share of 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of the Company, (“Series C Preferred Stock”), shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001, of Newco (“Nevada Series C Preferred Stock”), with the same rights, powers, and privileges as the shares so converted and all shares of Nevada Series C Preferred Stock of the Company shall be cancelled and retired and shall cease to exist.

(f)  The Surviving Corporation shall assume the Applied UV Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”) and the Applied UV Inc. 2023 Equity Incentive Plan (the “2023 Plan” and, together with the 2020 Plan, the “Plans”). Each option, warrant, or other security, including any equity awards granted under the Plans, or promissory note or right of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security, promissory note, or right of Newco, and (ii) in the case of securities, promissory notes, or other rights to acquire common stock, converted into the right to acquire the number of shares of Nevada common stock equal to the number of shares of Delaware common stock that were acquirable pursuant to such option, warrant, other security, promissory note, or right at the Effective Time. The same number of shares of Nevada common stock shall be reserved for purposes of the exercise of such options, warrants, other securities, promissory notes, or rights as is equal to the number of shares of the common stock so reserved as of the Effective Time. A number of shares of the 2020 Plan and the 2023 Plan shall be reserved for issuance under the Plans equal to the number of shares of Delaware common stock that were reserved immediately prior to the Effective Time.

(g)  Each share of Nevada Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2 Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Delaware common stock, or options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Nevada Common Stock equal to the number of shares of Delaware common stock represented thereby, and in the case of options, warrants, or other securities, shall be deemed for all purposes to evidence ownership of and represent an equal number of options, warrants, or other securities of Newco, as the case may be into which the options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Series X Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Nevada Series X Preferred Stock, Nevada Series A Preferred Stock, Nevada Series B Preferred Stock, and Nevada Series C Preferred Stock equal to the number of shares of Series X Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock represented thereby, respectively.

ARTICLE V

CONDITIONS

5.1 Shareholder Approval of Merger. The respective obligation of each party hereto to effect the Merger is subject to approval of this Agreement and the transactions contemplated hereby by the holders of a majority of the outstanding shares of the common stock of the Company.

5.2 Information Statement. The Company shall file with the Securities and Exchange Commission and distribute to its stockholders an information statement pursuant to Regulation 14C of the Exchange Act advising the Company’s stockholders of the approval of the Merger and the requisite waiting period shall have elapsed.

25

ARTICLE VI

TERMINATION

6.1 Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, if the Board of Directors of the Company or the Board of Directors of Newco determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company or Newco, respectively, and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors, or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of the Company, (ii) alter or change any provision of the articles of incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2 Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed, and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

7.3 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations, and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.4 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.5 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.6.  Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

7.7 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature page follows]

26

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

COMPANY

APPLIED UV, INC.,

a Delaware corporation

By:_________________________________

Name:

Title:

NEWCO

APPLIED UV, INC., a Nevada corporation

By:_________________________________

Name:

Title:

27

Exhibit B

ARTICLES OF INCORPORATION

OF

APPLIED UV, INC.

ARTICLE I

The name of this corporation is Applied UV, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 701 South Carson Street, Suite 200, Carson City, NV 89701. The registered agent of the corporation in the State of Nevada at such address is Vcorp Agent Services, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes, as amended (the “NRS”).

ARTICLE IV

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty One Million (190,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Seventy Million (170,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and Twenty Million (20,000,000) shares of Preferred Stock, each share to have a par value of $0.0001 per share.

Section 2. Common Stock. The Board of Directors of the Corporation (the “Board of Directors”) may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3. Preferred Stock. The Board of Directors may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series as may be permitted by the NRS, including, without limitation, dividend rights (and whether dividends are cumulative) conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding and other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of such shares as are permitted by law, all as may be stated in such resolution.

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Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation.

ARTICLE V

Meetings of shareholders may be held within or without the State of Nevada, as the bylaws of the Corporation (the “Bylaws”) may provide. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws or amendment thereof duly adopted by the Board of Directors or by the shareholders of the Corporation. Newly created dictatorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the Board of Directors, acting by not less than a majority of the Directors then in office, although less than a quorum.

Any director so chosen shall hold office until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

No action, which has not been previously approved by the Board of Directors, shall be taken by the shareholders except at an annual meeting or a special meeting of the shareholders. Any action required to be taken at any annual or special meeting of the shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

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ARTICLE VIII

In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the shareholders; provided that any Bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the shareholders.

ARTICLE IX

Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended from time to time. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE X

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director or officer of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. The right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of shareholders, provision of law, or otherwise, as well as their rights under this article.

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Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the corporation or who is serving at the request of the corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Any repeal or modification of the above provisions of this Article X, approved by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between the above indemnification provisions, and any other Article of the Articles, the terms and provisions of this Article X shall control.

ARTICLE XI

No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of the corporation is interested in or is a director or officer of such other firm or corporation; or, (ii) the fact that any director or officer of the corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the shareholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

ARTICLE XII

The Bylaws shall be adopted by the Board of Directors. The power to alter, amend, or repeal the Bylaws or adopt new Bylaws shall be vested in the board of directors, but the shareholders of the Corporation may also alter, amend, or repeal the Bylaws or adopt new Bylaws. The Bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the State of Nevada now or hereafter existing. The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the State of Nevada, and all rights conferred on shareholders herein are granted subject to this reservation.

ARTICLE XIII

The name and mailing address of the sole incorporator is Max Munn (“Sole Incorporator”), 150 N. MacQuesten Parkway, Mount Vernon, NY 10550.

[Signature Page Follows]

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IN WITNESS WHEREOF, Applied UV, Inc. has caused this Articles of Incorporation to be signed by the Sole Incorporator on this 28th day of August, 2023.

Max Munn, Chief Executive Officer

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Exhibit C

BYLAWS
OF
Applied UV, INC.

(A Nevada Corporation)

ARTICLE I
OFFICES

Section 1.  Registered Office. The registered office of the Corporation in the State of Nevada is [*] or in such other location as the Board of Directors may from time to time determine or the business of the corporation may require.

Section 2.  Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II
Corporate Seal

The Board of Directors may adopt a corporate seal. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III
Stockholders’ Meetings

Section 1.  Place of Meetings.

(a)  Meetings of the stockholders of the corporation may be held at such place, either within or outside of the State of Nevada, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Nevada Revised Statutes, as amended (the “NRS”).

(b)  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.

(c)  Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada. The Board of Directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication. If a meeting by remote communication is authorized by the Board of Directors in its sole discretion, and subject to guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

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Section 2.  Annual Meeting.

(a)  The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

(b)  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the NRS and applicable law, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this paragraph), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c)  Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

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(d)  Only such persons who are nominated in accordance with the procedures set forth in this Section (or elected or appointed pursuant to Article IV of these Bylaws) shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e)  Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f)  For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 3.  Special Meetings.

(a)  Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by directors representing a quorum of the Board of Directors or (iv) by the holders of shares entitled to cast not less than 50% of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(b)  If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article III, Section 4 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 4.  Notice of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

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Section 5.  Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by a vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Articles of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 6.  Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business, which might have been transacted at the original meeting pursuant to the Articles of Incorporation, these Bylaws or applicable law. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7.  Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Article III, Section 9 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with the NRS. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 8.  Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting (including giving consent pursuant to Article III, Section 10) shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to a court that may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the court. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

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Section 9.  List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to the examination of any stockholder during the time of the meeting as provided by law.

Section 10.  Action Without Meeting.

(a)  Unless otherwise provided in the Articles of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(b)  Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c)  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation.

(d)  An electronic mail, facsimile or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such electronic mail, facsimile or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic mail, facsimile or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic mail, facsimile or electronic transmission. The date on which such electronic mail, facsimile or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic mail, facsimile or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic mail, facsimile or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

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Section 11.  Organization.

(a)  At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or, if the Chief Executive Officer is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

(b)  The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV
Directors

Section 1.  Number and Term of Office. The authorized number of directors of the corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient.

Section 2.  Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

Section 3.  Term of Directors.

(a)  Directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders and his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(b)  No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

Section 4.  Vacancies.

(a)  Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director; provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Articles of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

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Section 5.  Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 6.  Removal. Subject to any limitations imposed by applicable law, the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation, entitled to elect such director.

Section 7.  Meetings

(a)  Regular Meetings. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Nevada which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, or by electronic mail or other electronic means. No further notice shall be required for a regular meeting of the Board of Directors.

(b)  Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the Chief Executive Officer (if a director), the President (if a director) or any director.

(c)  Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)  Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e)  Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

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Section 8.  Quorum and Voting.

(a)  Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving; provided, however, that such number shall never be less than one-third (1/3) of the total number of directors except that when one director is authorized, then one director shall constitute a quorum. At any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. If the Articles of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in this Section to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

(b)  At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

Section 9.  Action without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 10.  Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 11.  Committees.

(a)  Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

(b)  Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)  Term. The Board of Directors, subject to the provisions of paragraphs (a) or (b) of this Section may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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(d)  Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 12.  Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or if the Chief Executive Officer is not a director or is absent, the President (if a director), or if the President is not a director or is absent, the most senior Vice President (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary directed to do so by the Chief Executive Officer or President, shall act as secretary of the meeting.

ARTICLE V
Officers

Section 1.  Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties, as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers, as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 2.  Tenure and Duties of Officers.

(a)  General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors, or by the Chief Executive Officer or other officer if so authorized by the Board of Directors.

(b)  Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer and no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section.

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(c)  Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)  Duties of President. In the absence or disability of the Chief Executive Officer or if the office of Chief Executive Officer is vacant, the President shall preside at all meetings of the stockholders and (if a director) at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. If the office of Chief Executive Officer is vacant, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(e)  Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)  Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(g)  Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

Section 3.  Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 4.  Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the Chief Executive Officer or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

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Section 5.  Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written or electronic consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI
Execution Of Corporate Instruments And Voting
Of Securities Owned By The Corporation

Section 1. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. All checks and drafts drawn on banks or other depositaries of funds to the credit of the corporation or on special accounts of the corporation shall be signed by such person or persons, as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 2.  Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII
Shares Of Stock

Section 1. Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock, if any, of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of shares of stock in the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers, including but not limited to the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

Section 2.  Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

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Section 3.  Restrictions on Transfer.

(a)  The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (each, a “Transfer”) of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

(b)  Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by a certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(c)  If the stockholder desires to sell or otherwise Transfer any of his or her shares of stock, then the stockholder shall first give written notice thereof to the corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed Transfer.

Section 4.  Fixing Record Dates.

(a)  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)  In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date, on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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Section 5.  Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VIII
Fiscal Year

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE IX

indemnification

Section 1. Indemnification of Directors, Executive Officers, Employees, and Other Agents.

(a)  Directors and Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the NRS or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the NRS or any other applicable law or (iv) such indemnification is required to be made under paragraph (d) of this Section.

(b)  Other Officers, Employees and Other Agents. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the NRS or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

(c)  Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding; provided, however, that, if the NRS requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

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(d)  Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section to a director or executive officer or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the NRS or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the NRS or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e)  Non-Exclusivity of Rights. The rights conferred on any person by this Section shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the NRS or any other applicable law.

(f)  Survival of Rights. The rights conferred on any person by this Section shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)  Insurance. To the fullest extent permitted by the NRS, or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section.

(h)  Amendments. Any repeal or modification of this Section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)  Saving Clause. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under applicable law.

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(j)  Certain Definitions. For the purposes of this Section, the following definitions shall apply:

(1)  The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2)  The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3)  The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4)  References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5)  References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section.

ARTICLE X
Notices

Section 1.  Notices.

(a)  Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Article III, Section 4 of these Bylaws. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)  Notice to Directors. Any notice required to be given to any director may be given by the method stated in paragraph (a) of this Section, of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)  Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)  Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

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(e)  Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f)  Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the NRS, any notice given under the provisions of the NRS, the Articles of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XI
Amendments

The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

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Exhibit D

CERTIFICATE OF DESIGNATION OF

SERIES X VOTING PREFERRED STOCK, SETTING FORTH THE POWERS,

PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND

RESTRICTIONS OF SUCH SERIES OF PREFERRED STOCK

Pursuant to the Nevada Revised Statutes, as amended, Applied UV, Inc., a Nevada corporation (the “Corporation”), DOES HEREBY CERTIFY:

The Articles of Incorporation of the Corporation (the “Charter”) confers upon the Board of Directors of the Corporation (the “Board of Directors”) the authority to provide for the issuance of shares of preferred stock in series and to establish the number of shares to be included in each such series and to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof. On [__________] [__], 2023, the Board of Directors duly adopted a resolution creating a series of preferred stock having the designation and number of shares and the powers, preferences and rights of the shares of such series, and the qualifications, limitations and restrictions thereof as set forth below:

Section 1. Designation and Number. Of such 20,000,000 shares of Preferred Stock authorized, 10,000 shares are designated as “Series X Voting Preferred Stock (the “Series X Preferred Stock”).”

Section 2. Dividends. The holders of the Series X Preferred Stock shall not be entitled to receive dividends paid on the common stock of the Corporation.

Section 3. Liquidation Preference. The holders of the Series X Preferred Stock shall not be entitled to any liquidation preference.

Section 4. Voting. The holders of the Series X Preferred Stock will have the shareholder voting rights as described in this Section 4 or as required by law. For so long as any shares of the Series X Preferred Stock remain issued and outstanding, the holders thereof shall have the right to vote in an amount equal to 1,000 votes per share of Series X Preferred Stock. Except as otherwise required by law or the Articles of Incorporation, in respect of all matters concerning the voting of shares of capital stock of the Corporation, the common stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the common stock) and the Series X Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects.

Section 5. Conversion Rights. The holders of the shares of Series X Preferred Stock shall not have any rights hereunder to convert such shares into, or exchange such shares for, shares of any other series or class of capital stock of the Corporation or of any other person.

Section 6. Redemption Rights. The shares of the Series X Preferred Stock shall be not be subject to redemption.

Section 7. Notices. Any notice required hereby to be given to the holders of shares of the Series X Preferred Stock shall be deemed if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

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IN WITNESS WHEREOF, Applied UV, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this [__] day of [_________], 2023.

APPLIED UV, INC.

By:
Name: Max Munn
Title: Chief Executive Officer

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Exhibit E

APPLIED UV, INC.

CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

OF

10.5% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as “10.5% Series A Cumulative Perpetual Preferred Stock” and the number of shares constituting such series shall be 1,250,000 shares. Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock. Such number of shares of Series A Perpetual Preferred Stock may from time totime be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the Nevada Revised Statutes, as amended (the “NRS”), stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series A Perpetual Preferred Stock.

2. No Maturity, Sinking Fund, Mandatory Redemption. The Series A Perpetual Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption, and will remain outstanding indefinitely unless the Corporation decides to redeem or otherwise repurchase the Series A Preferred Stock. The Corporation is not required to set aside funds to redeem the Series A Preferred Stock.

3. Ranking. The Series A Perpetual Preferred Stock will rank: (i) senior to all classes or series of our common stock and to all other equity securities issued by us expressly designated as ranking junior to the Series A Preferred Stock; (ii) on parity with any future class or series of our equity securities expressly designated as ranking on parity with the Series A Preferred Stock; (iii) junior to all equity securities issued by us with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up; and; and (iv) effectively junior to all our existing and future indebtedness (including indebtedness convertible into our common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) our existing or future subsidiaries.

4. Dividends.

(a) Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking senior to the Series A Perpetual Preferred Stock as to dividend rights, holders of shares of the Series A Perpetual Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of 10.5% on $25.00 liquidation preference per share of the Series A Perpetual Preferred Stock. Such dividends shall accrue and be cumulative from and including the first date on which any shares of Series A Perpetual Preferred Stock are issued (the “Original Issue Date”), or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed), and shall be payable monthly in arrears on each Dividend Payment Date, commencing on August 15, 2021; provided, however, that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further, that no dividends shall accrue on any share of Series A Perpetual Preferred Stock for any Dividend Period (as defined below) having a Dividend Record Date (as defined below) before the date such share of Series A Perpetual Preferred Stock was issued. The amount of any dividend payable on the Series A Perpetual Preferred Stock for any period greater or less than a full Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding share of Series A Perpetual Preferred Stock shall be entitled to receive a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series A Perpetual Preferred Stock that is outstanding on such date. “Dividend Record Date” shall mean the date designated by the Board of Directors for the payment of dividends that is not more than 30 or fewer than 10 days prior to the applicable Dividend Payment Date. “Dividend Payment Date” shall mean the 15th calendar day of each month commencing on August 15, 2021. “Dividend Period” shall mean the respective periods commencing on the fifteenth day of each month of each year and ending on and including the day preceding the fifteenth day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on but exclude August 15, 2021, and other than the Dividend Period during which any shares of Series A Perpetual Preferred Stock shall be redeemed pursuant to Section 6 or Section 7 hereof, which shall end on and include the day preceding the redemption date with respect to the shares of Series A Perpetual Preferred Stock being redeemed). The Corporation shall reserve and set aside in a segregated account sufficient net proceeds from the offering of the Series A Perpetual Preferred Stock an amount in cash sufficient to pay the dividend payments on the Series A Perpetual Preferred Stock for the first twelve consecutive months following the Original Issue Date.

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The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a federal legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(b) Notwithstanding anything contained herein to the contrary, dividends on the Series A Perpetual Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c) Except as provided in Section 4(d) or 4(f) below, no dividends shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any shares of Common Stock or shares of any other class or series of capital stock of the Corporation ranking, as to dividends, on parity with or junior to the Series A Perpetual Preferred Stock for any period, nor shall any shares of Common Stock or any other shares of any other class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, on parity with or junior to the Series A Perpetual Preferred Stock be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such shares, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Corporation, unless full cumulative dividends on the Series A Perpetual Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment, except (x) by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to the Series A Preferred Stock; (y) for the redemption of shares of the Corporation’s capital stock pursuant to the provisions of the Amended and Restated Certificate of Incorporation relating to the restrictions upon ownership and transfer of the Corporation’s capital stock; and (z) for a purchase or exchange offer made on the same terms to holders of all of the outstanding shares of Series A Preferred Stock and any other stock that ranks on parity with the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

(d) Except as provided in Section 4(f) below, when dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series A Perpetual Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series A Perpetual Preferred Stock, all dividends declared upon the Series A Perpetual Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the Series A Perpetual Preferred Stock (which, for the avoidance of doubt, shall not include the redemption or repurchase of shares of any such class or series) shall be declared pro rata so that the amount of dividends declared per share of Series A Perpetual Preferred Stock and such other class or series of capital stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Perpetual Preferred Stock and such other class or series of capital stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior Dividend Periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Perpetual Preferred Stock which may be in arrears.

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(e) Holders of shares of Series A Perpetual Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the Series A Perpetual Preferred Stock as provided herein. Any dividend payment made on the Series A Perpetual Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series A Perpetual Preferred Stock will accrue as of the Dividend Payment Date on which they first become payable.

(f) Notwithstanding the provisions of this Section 4 or Sections 6 or 7 and regardless of whether dividends are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series A Perpetual Preferred Stock or the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series A Perpetual Preferred Stock for any or all Dividend Periods, the Corporation shall not be prohibited or limited from (i) paying dividends on any shares of stock of the Corporation in shares of Common Stock or in shares of any other class or series of capital stock ranking junior to the Series A Perpetual Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, (ii) converting or exchanging any shares of stock of the Corporation for shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Perpetual Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, or (iii) purchasing or acquiring shares of Series A Perpetual Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Perpetual Preferred Stock.

5. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, junior to the Series A Perpetual Preferred Stock, the holders of shares of Series A Perpetual Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the debts and other liabilities of the Corporation and any class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, senior to the Series A Perpetual Preferred Stock, a liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) up to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series A Perpetual Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking, as to rights upon the Corporation’s liquidation, dissolution or winding up, on parity with the Series A Perpetual Preferred Stock in the distribution of assets, then the holders of the Series A Perpetual Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up, on parity with the Series A Perpetual Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given not fewer than 30 or more than 60 days prior to the payment date stated therein, to each record holder of shares of Series A Perpetual Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Perpetual Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, merger or conversion of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

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(b) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the NRS, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series A Perpetual Preferred Stock shall not be added to the Corporation’s total liabilities.

6. Redemption.

(a) Subject to Section 7(a) below, the Corporation, at its option, upon notice in accordance with Section 6(d), may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash, as follows: (i) on and after July 16, 2022 but prior to July 16, 2023, at a redemption price of $30.00 per share, (ii) on and after July 16, 2023 but prior to July 16, 2024, at a redemption price of $28.00 per share, (iii) on and after July 16, 2024 but prior to July 16, 2025, at a redemption price of $27.00 per share, (iv) after July 16, 2025 but prior to July 16, 2026, at a redemption price of $26.00 per share and (v) after July 16, 2026, at a redemption price of $25.00, in each case, plus any accrued and unpaid dividends (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor (the “Optional Redemption Right”) ..

(b) If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to Section 6(a), the shares of Series A Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation. Holders of Series A Preferred Stock to be redeemed shall surrender such Series A Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price per share set forth in Section 6(a) and any accrued and unpaid dividends payable upon such redemption following such surrender. If (i) notice of redemption of any shares of Series A Preferred Stock has been given (in the case of a redemption of the Series A Preferred Stock), (ii) the funds necessary for such redemption have been set aside by the Corporation for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series A Preferred Stock and any class or series of parity Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series A Preferred Stock or its common stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series A Preferred Stock or its common stock in open-market transactions duly authorized by the Board of Directors.

(c) Except as provided in Section 4(f) above, unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid in cash, or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for payment, no shares of Series A Preferred Stock shall be redeemed pursuant to the Redemption Right or Special Optional Redemption Right (defined below) unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock or any class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series A Preferred Stock (except by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to the Series A Preferred Stock); provided, however, that the foregoing shall not prevent the purchase of Series A Preferred Stock, or any other class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series A Preferred Stock, by the Corporation pursuant to the provisions of Article IV of the Certificate of Incorporation or Sections 6 and 10 of this Certificate of Designation or any comparable provision of the Certificate of Incorporation relating to any class or series of capital stock hereinafter classified and designated, or the purchase or acquisition of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

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(d) Notice of redemption pursuant to the Redemption Right will be mailed by the Corporation, postage prepaid, not fewer than 30 or more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series A Preferred Stock except as to the holder to whom such notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, each such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed (and, if fewer than all the shares are to be redeemed, the number of shares to be redeemed from such holder; (iv) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series A Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate on the date prior to such redemption date; and (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock. If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed. From and after the date set for redemption, unless the Corporation shall default in the payment of the redemption price: (i) all dividends on the shares designated for redemption in the notice will cease to accumulate; (ii) all rights of the holders of the Series A Preferred Stock to be redeemed, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends up to the date prior to the Redemption Date), will cease and terminate; (iii) the shares of the Series A Preferred Stock to be redeemed will not thereafter be transferred (except with the consent of the Corporation) on the transfer agent’s books; and (iv) the shares of the Series A Preferred Stock to be redeemed will not be deemed to be outstanding for any purpose whatsoever.

(e) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series A Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series A Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date(f) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 5, or otherwise acquired in any other manner by the Corporation, shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

(f) If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.

(g) Subject to applicable law, the Corporation may purchase shares of Series A Perpetual Preferred Stock in the open market, by tender or by private agreement. Any shares of Series A Perpetual Preferred Stock that the Corporation acquires may be retired and re-classified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.

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7. Special Optional Redemption by the Corporation.

(a) Upon the occurrence of a Delisting Event or Change of Control (each as defined below), the Corporation will have the option upon written notice mailed by the Corporation, postage pre-paid, no fewer than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of shares of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, to redeem the Series A Preferred Stock, in whole or in part, within 90 days after the first date on which such Delisting Event occurred or within 120 days after the first date on which the Change of Control occurred, as applicable, for cash at $25.00 per share plus, subject to Section 7(d), accrued and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. If, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date (each as defined below), as applicable, the Corporation has provided or provides notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the Redemption Right or the Special Optional Redemption Right), the holders of shares of Series A Preferred Stock will not have the conversion right described below in Section 9. A “Delisting Event” occurs when, after the original issuance of Series A Preferred Stock, both (i) the shares of Series A Preferred Stock are no longer listed on Nasdaq, the New York Stock Exchange (the “NYSE”) or the NYSE American LLC (“NYSE AMER”), or listed or quoted on an exchange or quotation system that is a successor to Nasdaq, the NYSE or the NYSE AMER, and (ii) the Corporation is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but any Series A Preferred Stock is still outstanding.

A “Change of Control” is when, after the original issuance of the Series A Perpetual Preferred Stock, each of the following have occurred and are continuing:

(i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act , of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all stock of the Corporation entitled to vote generally in the election of the Corporation’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii) following the closing of any transaction referred to in (i) above, neither the Corporation nor the acquiring or surviving entity (or, if in connection with such transaction holders of Common Stock receive Alternative Form Consideration consisting of common equity securities of another entity, such other entity) has a class of common securities (or American depositary receipts representing such securities) listed on the Nasdaq Stock Market (“NASDAQ”), the New York Stock Exchange (the “NYSE”), or the NYSE American, LLC (the “NYSE AMER”), or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE or the NYSE AMER.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share.

(b) In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed; (iv) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series A Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on the date prior to the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock; (viii) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Delisting Event or Change of Control, as applicable, and a brief description of the transaction or transactions constituting such Delisting Event or Change of Control, as applicable; and (ix) that holders of the shares of Series A Preferred Stock to which the notice relates will not be able to tender such shares of Series A Preferred Stock for conversion in connection with the Delisting Event or Change of Control, as applicable, and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, for redemption will be redeemed on the related redemption date instead of converted on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed. Holders of Series A Preferred Stock to be redeemed shall surrender such Series A Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $25.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender.

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If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares of Series A Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation.

(c) If (i) the Corporation has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of the shares of Series A Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series A Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series A Preferred Stock in open-market transactions duly authorized by the Board of Directors.

(d) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series A Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series A Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date. Except as provided herein, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock for which a notice of redemption has been given.

(e) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 7, or otherwise acquired in any other manner by the Corporation, shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

(f) All shares of the Series A Perpetual Preferred Stock redeemed or repurchased pursuant to this Section 7, or otherwise acquired in any other manner by the Corporation, shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

8. Voting Rights.

(a) The Series A Perpetual Preferred Stock shall have no voting rights, except as set forth in this Section 8.

(b) Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for twelve or more consecutive or non-consecutive monthly periods (a “Preferred Dividend Default”), the number of directors constituting the board will be increased by the amount of directors (the “Increased Director Amount”) that when added to the then current number of directors will constitute a majority of the Board of Directors (unless the number of directors has previously been so increased pursuant to the terms of any class or series of Parity Preferred (as defined below)). The Board of Directors shall then call a special meeting of the holders of Series A Preferred Stock and the holders of all other classes or series of preferred stock of the Corporation ranking on parity with the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution or winding up and upon which like voting rights have been conferred, including the Series A Preferred Stock, and are exercisable (“Parity Preferred”) and with which the holders of Series A Preferred Stock are entitled to vote together as a single class, voting together as a single class, shall be entitled to vote for the election of a number of directors equal to the Increased Director Amount to serve on the Board of Directors of the Corporation (the “Preferred Directors”) until all dividends accumulated and unpaid on such Series A Preferred for all past Dividend Periods shall have been fully paid. For the purposes of determining whether a Preferred Dividend Default has occurred or is continuing, a dividend in respect of Series A Preferred Stock shall be considered timely made if made within two Business Days after the applicable Dividend Payment Date if at the time of such late payment date there shall not be any prior monthly Dividend Periods in respect of which full dividends were not timely made at the applicable Dividend Payment Date.

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(c) A Preferred Director will be elected by a plurality of the votes cast in the election of Preferred Directors and shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies, subject to Section 8(e) or such Preferred Director’s earlier death, disqualification, resignation or removal. The election of Preferred Directors will take place at (i) either (A) a special meeting called in accordance with Section 8(b) above or (B) a special meeting called in accordance with Section 8(d) below if the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders or (C) the next annual or special meeting of stockholders if the request is received within 90 days of the date fixed for the Corporation’s next annual or special meeting of stockholders, and (ii) at each subsequent annual meeting of stockholders, or special meeting at which Preferred Directors are to be elected, until the right of holders of Series A Preferred Stock to elect Preferred Directors shall have terminated as specified in Section 8(e).

(d) At any time when holders of Series A Preferred Stock are entitled to vote in the election of Preferred Directors, the Secretary of the Corporation shall, unless the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders, call or cause to be called, upon written request of holders of record of at least 10% of the outstanding shares of Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, call a special meeting of stockholders for the purpose of electing Preferred Directors by mailing or causing to be mailed to the stockholders entitled to vote a notice of such special meeting to be held not fewer than ten or more than 45 days after the date such notice is given. The record date for determining holders of the Series A Preferred Stock entitled to notice of and to vote at such special meeting will be the close of business on the third Business Day preceding the day on which such notice is mailed. The holder or holders of one-third of the outstanding shares of Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, present in person or by proxy, will constitute a quorum for the election of the Preferred Directors except as otherwise required by law. Notice of all meetings of stockholders at which holders of Series A Preferred Stock are entitled to vote in the election of Preferred Directors will be given to such holders at their addresses as they appear in the Corporation’s stock transfer records. At any such meeting or adjournment thereof, in the absence of a quorum, subject to the provisions of any applicable law, the affirmative vote of a majority of the holders of the Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors present in person or by proxy, voting together as a single class, shall be sufficient to adjourn the meeting for the election of the Preferred Directors, without notice other than an announcement at the meeting, until a quorum is present. If a Preferred Dividend Default shall terminate after the notice of a special meeting for the purpose of electing Preferred Directors has been given but before such special meeting has been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed notice of such termination to holders of the Series A Preferred Stock that would have been entitled to vote at such special meeting.

(e) If and when all accumulated dividends on such Series &Acy; Preferred Stock for all past Dividend Periods shall have been fully paid, the right of the holders of Series A Preferred Stock to elect such additional Preferred Directors shall immediately cease (subject to revesting in the event of each and every Preferred Dividend Default), and, unless there are outstanding shares of Parity Preferred upon which like voting remain exercisable, the term of office of each Preferred Director so elected shall terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. If the rights of holders of Series A Preferred Stock to elect Preferred Directors have terminated in accordance with this Section 8(e) after any record date for the determination of stockholders entitled to vote in the election of such Preferred Directors but before the closing of the polls in such election, holders of Series A Preferred Stock outstanding as of such record date shall not be entitled to vote in such election of Preferred Directors. Any Preferred Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of Series A Preferred Stock and the Parity Preferred then entitled to vote together as a single class in the election of Preferred Directors (voting together as a single class). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Directors or sole Preferred Director remaining in office, or if none remains in office, by a plurality of the votes cast in the election of Preferred Directors. Each of the Preferred Directors shall be entitled to one vote on any matter before the Corporation’s board of directors.

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(f) So long as any shares of Series A Preferred Stock remain outstanding, the affirmative vote or consent of the holders of two-thirds of the outstanding shares of Series A Preferred Stock and each other class or series of Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class on such matter (voting together as a single class), given in person or by proxy, either in writing or at a meeting, will be required to: (i) authorize, create or issue, or increase the number of authorized or issued number of shares of, any class or series of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation (collectively, “Senior Capital Stock”) or reclassify any authorized shares of capital stock of the Corporation into Senior Capital Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Capital Stock; or (ii) amend, alter or repeal the provisions of the Certificate of Incorporation, including the terms of the Series A Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided however, with respect to the occurrence of any Event, so long as the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of such Event, the Corporation may not be the surviving entity and the surviving entity may not be a corporation, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of Series A Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any Event. In addition, if the holders of the Series A Preferred Stock receive the greater of the full trading price of the Series A Preferred Stock on the date of an Event or the $25.00 liquidation preference per share of the Series A Preferred Stock plus all accrued and unpaid dividends thereon pursuant to the occurrence of any Event, then such holders shall not have any voting rights with respect to such Event. If any Event would materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock disproportionately relative to other classes or series of Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class on such Event, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock, voting as a separate class, will also be required. Notwithstanding the foregoing, holders of shares of Series A Preferred Stock shall not be entitled to vote with respect to (A) any increase in the total number of authorized shares of Common Stock or Preferred Stock of the Corporation, (B) any increase in the number of authorized shares of Series A Preferred Stock or the creation or issuance of any other class or series of capital stock or (C) any increase in the number of authorized shares of any other class or series of capital stock; provided that, in each case referred to in clause (A), (B) or (C) above, such capital stock ranks on parity with or junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation. Except as set forth herein, holders of the Series A Preferred Stock shall not have any voting rights with respect to, and the consent of the holders of the Series A Preferred Stock shall not be required for, the taking of any corporate action, including an Event, regardless of the effect that such corporate action or Event may have upon the powers, preferences, voting power or other rights or privileges of the Series A Preferred Stock.

(g) The foregoing voting provisions of this Section 8 shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice pursuant to this Certificate of Designation, and sufficient funds, in cash, shall have been deposited in trust to effect such redemption.

(h) In any matter in which the Series A Preferred Stock may vote together as a single class with holders of all other classes or series of parity preferred stock (as expressly provided herein), each share of Series A Preferred Stock shall be entitled to one vote per $25.00 of liquidation preference.

9. Conversion. The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.

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(a) Upon the occurrence of a Delisting Event or Change of Control, as applicable, each holder of outstanding shares of Series A Preferred Stock shall have the right, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem the Series A Preferred Stock pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the Series A Preferred Stock held by such holder (the “Delisting Event Conversion Right” or “Change of Control Conversion Right,” as applicable) on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, into a number of shares of Common Stock (or equivalent value of alternative consideration) per share of Series A Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per share of Series A Preferred Stock to be converted plus (y) the amount of any accrued and unpaid dividends per share on the Series A Preferred Stock to be converted to, but not including, the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable (unless the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in such sum) by (ii) the Common Stock Price (as defined herein) and (B) 5.353319 (the “Share Cap”), subject to the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.

In the case of a Delisting Event or Change of Control, as applicable, pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of shares of Series A Preferred Stock shall receive upon conversion of such shares of Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Delisting Event or Change of Control, as applicable, had such holder held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Delisting Event or Change of Control, as applicable (the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Delisting Event or Change of Control, as applicable, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Delisting Event or Change of Control, as applicable, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of the shares of Common Stock that were voted in such an election (if electing between two types of consideration) or holders of a plurality of the shares of Common Stock that were voted in such an election (if electing between more than two types of consideration), as the case may be (based on the weighted average of elections), and will be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Delisting Event or Change of Control, as applicable.

The “Delisting Event Conversion Date” or “Change of Control Conversion Date”, as applicable, shall be a Business Day set forth in the notice of Delisting Event or Change of Control, as applicable, provided in accordance with Section 8(c) below that is no less than 20 days nor more than 35 days after the date on which the Corporation provides such notice pursuant to Section 8(c).

The “Common Stock Price” shall be (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash (x) the average of the closing sale prices per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

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The “Common Stock Price” for any Delisting Event will be the average of the closing price per share of our common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Delisting Event.

(b) No fractional shares of Common Stock shall be issued upon the conversion of Series A Preferred Stock. In lieu of fractional shares of Common Stock otherwise issuable in respect of the aggregate number of shares of Series A Preferred Stock of any holder that are converted, that holder shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price. If more than one share of Series A Preferred Stock is surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

(c) Within 15 days following the occurrence of a Delisting Event or Change of Control, as applicable, a notice of occurrence of the Delisting Event or Change of Control, as applicable, describing the resulting Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, shall be delivered to the holders of record of the Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records and notice shall be provided to the Corporation’s transfer agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any share of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Delisting Event or Change of Control, as applicable; (ii) the date of the Delisting Event or Change of Control, as applicable; (iii) the last date on which the holders of Series A Preferred Stock may exercise their Delisting Event Conversion Right or Change of Control Conversion Right, as applicable; (iv) the method and period for calculating the Common Stock Price; (v) the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable; (vi) that if, on or prior to the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem all or any portion of the Series A Preferred Stock, the holder will not be able to convert shares of Series A Preferred Stock designated for redemption and such shares of Series A Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Delisting Event Conversion Right or Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (viii) the name and address of the paying agent and the conversion agent; (ix) the procedures that the holders of Series A Preferred Stock must follow to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable; and (x) the last date on which holders of the Series A Preferred Stock may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal..

(d) The Corporation shall issue a press release for publication on the Dow Jones & Corporation, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to Section 8(c) above to the holders of Series A Preferred Stock.

(e) In order to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, a holder of shares of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent. Such notice shall state: (i) the relevant Delisting Event Conversion Date or Change of Control Conversion Date, as applicable; (ii) the number of shares of Series A Preferred Stock to be converted; and (iii) that the shares of Series A Preferred Stock are to be converted pursuant to the applicable provisions of this Certificate of Designation. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, such notice shall comply with applicable procedures of The Depository Trust Corporation (“DTC”).

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(f) Holders of Series A Preferred Stock may withdraw any notice of exercise of a Delisting Event Conversion Right or Change of Control Conversion Right (in whole or in part), as applicable, by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. The notice of withdrawal must state: (i) the number of withdrawn shares of Series A Preferred Stock; (ii) if certificated shares of Series A Preferred Stock have been issued, the certificate numbers of the shares of withdrawn Series A Preferred Stock; and (iii) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

(g) Shares of Series A Preferred Stock as to which the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem such shares of Series A Preferred Stock, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Corporation elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, such shares of Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accrued and unpaid dividends thereon to, but not including, the redemption date.

(h) The Corporation shall deliver the applicable Conversion Consideration no later than the third Business Day following the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable.

(i) The shares of Series A Preferred Stock shall not be convertible into or exchangeable for any other property or securities of the Corporation or any other entity, except as otherwise provided herein.

10. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

11. No Preemptive Rights. No holders of the Series A Perpetual Preferred Stock will, as holders of Series A Perpetual Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

12. Record Holders. The Corporation and the transfer agent for the Series A Perpetual Preferred Stock may deem and treat the record holder of any Series A Perpetual Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

13. Exclusion of Other Rights. The Series A Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than expressly set forth in the Certificate of Incorporation and this Certificate of Designation.

14. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

15. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series A Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed in its name and on its behalf on this [__] day of [________], 2023.

Applied UV, Inc.

By:
Max Munn
Chief Executive Officer

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Exhibit F

APPLIED UV, INC.

CERTIFICATE OF DESIGNATIONS, RIGHTS, AND PREFERENCES OF

2% SERIES B CUMULATIVE PERPETUAL PREFERRED STOCK

Applied UV, Inc., a Nevada corporation (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to the authority of the Board of Directors.

WHEREAS, the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized by the provisions of the Articles of Incorporation to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to this authority granted to and vested in the Board of Directors in accordance with the provisions of the Articles of incorporation, the Board of Directors hereby adopts this Certificate of Designations, Rights, and Preferences (the “Certificate of Designation”) for the purpose of creating a series of Preferred Stock of the Corporation classified and designated as 2% Series B Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions of the Series B Preferred Stock as follows:

1.  Designation and Amount. The shares of such series of Preferred Stock shall be designated as “2% Series B Cumulative Perpetual Preferred Stock” and the number of shares constituting such series shall be 1,250,000 shares. Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock. Such number of shares of Series B Preferred Stock may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors or any duly authorized committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the Nevada Revised Statutes, as amended, stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series B Preferred Stock.

2.  No Maturity, Sinking Fund, Mandatory Redemption. Except as otherwise provided herein, the Series B Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption, and will remain outstanding indefinitely unless the Series B Preferred Stock is redeemed or otherwise repurchased in accordance with this Certificate of Designations. The Corporation is not required to set aside funds to redeem the Series B Preferred Stock.

3.  Ranking. The Series B Preferred Stock will rank: (i) senior to all classes or series of our common stock and to all other equity securities issued by us expressly designated as ranking junior to the Series B Preferred Stock; (ii) on parity with our 10.5% Series A Cumulative Perpetual Preferred Stock; (iii) at least on parity with any future class or series of our equity securities designated on or after the date hereof, including our 5% Series C Cumulative Perpetual Preferred Stock; and (iv) effectively junior to all our existing and future indebtedness (including indebtedness convertible into our common stock, par value $0.0001 per share (the “Common Stock”) or Preferred Stock) and to the indebtedness and other liabilities of our existing or future subsidiaries.

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4. Dividends.

(a) The holders of shares of the Series B Preferred Stock are entitled to receive, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of 2% on $6.00 liquidation preference per share of the Series B Preferred Stock. Such dividends shall be paid at least pari passu with any dividends payable with respect to any other series of the Corporation’s Preferred Stock. Such dividends shall accrue and be cumulative from and including the first date on which any shares of Series B Preferred Stock are issued (the “Original Issue Date”), or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed), and shall be payable quarterly in arrears on each Dividend Payment Date, commencing on [______________] [__], 2023; provided, however,that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further that no dividends shall accrue on any share of Series B Preferred Stock for any Dividend Period (as defined below) having a Dividend Record Date before the date such share of Series B Preferred Stock was issued. The amount of any dividend payable on the Series B Preferred Stock for any period greater or less than a full Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding share of Series B Preferred Stock shall be entitled to receive a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series B Preferred Stock that is outstanding on such date. “Dividend Record Date” shall mean the date designated by the Board of Directors for the payment of dividends that is not more than thirty (30) days or fewer than ten (10) days prior to the applicable Dividend Payment Date. “Dividend Payment Date” shall mean the fifteenth (15th) calendar day of the month following the last month of a quarterly period commencing on [______________] [__], 2023. “Dividend Period” shall mean the respective periods commencing on the first (1st) day of the first month of a quarterly period and ending on and including the day preceding the first (1st) day of the first month of the next succeeding quarterly period (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on [______________] [__], 2023, and other than the Dividend Period during which any shares of Series B Preferred Stock shall be redeemed pursuant to Section 6 or Section 7 hereof, which shall end on and include the day preceding the redemption date with respect to the shares of Series B Preferred Stock being redeemed). The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a federal legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation, or executive order to close.

(b)  Notwithstanding anything contained herein to the contrary, dividends on the Series B Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)  Except as provided in Section 4(d) or i(f) below, no dividends shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, onor with respect to any shares of Common Stock or shares of any other class or series of capital stock of the Corporation ranking, as to dividends, on parity with or junior to the Series B Preferred Stock for any period, nor shall any shares of Common Stock or any other shares of any other class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution, or winding up, on parity with or junior to the Series B Preferred Stock be redeemed, purchased, or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such shares, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Corporation, unless full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) paid or (ii) a sum sufficient for the payment thereof is set apart for such payment, except (x) by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up of the Corporation, junior to the Series B Preferred Stock; (y) for the redemption of shares of the Corporation’s capital stock pursuant to the provisions of the Certificate of Incorporation relating to the restrictions upon ownership and transfer of the Corporation’s capital stock; and (z) for a purchase or exchange offer made on the same terms to holders of all of the outstanding shares of Series B Preferred Stock and any other stock that ranks on parity with the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up of the Corporation.

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(d)  Except as provided in Section 4(f) below, when dividends are not paid in full on the Series B Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock (which, for the avoidance of doubt, shall not include the redemption or repurchase of shares of any such class or series) shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other class or series of capital stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other class or series of capital stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior Dividend Periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock which may be in arrears.

(e)  Holders of shares of Series B Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the Series B Preferred Stock as provided herein. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series B Preferred Stock will accrue as of the Dividend Payment Date on which they first become payable.

(f)  Notwithstanding the provisions of this Section 4 or Sections 6 or 7 and regardless of whether dividends are paid in full on the Series B Preferred Stock or the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock for any or all Dividend Periods, the Corporation shall not be prohibited or limited from (i) paying dividends on any shares of stock of the Corporation in shares of Common Stock or in shares of any other class or series of capital stock ranking junior to the Series B Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution, and winding up, (ii) converting or exchanging any shares of stock of the Corporation for shares of any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution, and winding up, or (iii) purchasing or acquiring shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock.

5. Liquidation Preference.

(a)  Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, junior to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, a liquidation preference of $6.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) up to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking, as to rights upon the Corporation’s liquidation, dissolution, or winding up, on parity with the Series B Preferred Stock in the distribution of assets, then the holders of the Series B Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution, or winding up, on parity with the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given not fewer than thirty (30) days or more than sixty (60) days prior to the payment date stated therein, to each record holder of shares of Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, merger, or conversion of the Corporation with or into any other corporation, trust, or entity, or the voluntary sale, lease, transfer, or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution, or winding up of the Corporation.

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(b)  In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption, or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the Nevada Revised Statutes, as amended, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

6. Redemption.

(a)  Upon notice in accordance with Section 6(b), a holder, at his, her, or its option, can require the Corporation to redeem all or a portion of the Series B Preferred Stock at any time and from time to time held by such holder (the “Forced Redemption Right”) after thirty (30) months from the Original Issue Date at a redemption price of Two Dollars ($2.00) per share, plus any accrued and unpaid dividends (whether or not authorized or declared) thereon, up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor; provided that if a holder requires the Corporation to redeem all or a portion of the Series B Preferred Stock at any time and from time to time held by such holder on or after the five (5) year anniversary of the Original Issue Date, the redemption price shall be Six Dollars ($6.00) per share, plus any accrued and unpaid dividends (whether or not authorized or declared) thereon, up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor. If the Corporation does not have the funds legally availability therefor as of the redemption date, the failure to so pay shall constitute a default in the payment of the redemption price and the Corporation shall effect the redemption within no more than five (5) days following the date on which it has the funds legally available therefor.

(b)  Notice of redemption pursuant to the Forced Redemption Right will be mailed by the holder of Series B Preferred Stock, postage prepaid, not fewer than thirty (30) days or more than sixty (60) days prior to the redemption date, addressed to the Corporation. Each such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed (and, if fewer than all the shares are to be redeemed, the number of shares to be redeemed from such holder); (iv) the place or places where the certificates, if any, representing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series B Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accumulate on the date prior to such redemption date; and (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series B Preferred Stock. From and after the date set for redemption, unless the Corporation shall default in the payment of the redemption price: (1) all dividends on the shares designated for redemption in the notice will cease to accumulate; (2) all rights of the holders of the Series B Preferred Stock to be redeemed, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends up to the date prior to the Redemption Date), will cease and terminate; (3) the shares of the Series B Preferred Stock to be redeemed will not thereafter be transferred (except with the consent of the Corporation) on the transfer agent's books; and (4) the shares of the Series B Preferred Stock to be redeemed will not be deemed to be outstanding for any purpose whatsoever.

(c)  If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series B Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series B Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date.

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(d) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 7, or otherwise acquired in any other manner by the Corporation, shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

(e)  If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends, or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.

7. Special Optional Redemption by the Corporation.

(a)  Upon the occurrence of a Change of Control (as defined below), the Corporation will have the option upon written notice mailed by the Corporation, postage pre-paid, no fewer than thirty (30) days and nor more than sixty (60) days prior to the redemption date and addressed to the holders of record of shares of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, to redeem the Series B Preferred Stock, in whole or in part, within ninety (90) days after the first date on which the Change of Control occurred, as applicable, for cash at $6.00 per share plus,subject to Section 7(d), accrued and unpaid dividends, if any, up to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validityof the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given. If, on or prior to the Change of Control conversion date, as applicable, the Corporation has provided or provides notice of redemption with respect to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock will not have the conversion right described below in Section 9. A “Change of Control” is when, after the original issuance of the Series B Preferred Stock, each of the following have occurred and are continuing:

(i)  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of purchases, mergers, or other acquisition transactions of stock of the Corporation entitling that person to exercise more than fifty percent (50%) of the total voting power of all stock of the Corporation entitled to vote generally in the election of the Corporation's directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii)  following the closing of any transaction referred to in (i) above, neither the Corporation nor the acquiring or surviving entity (or, if in connection with such transaction holders of Common Stock receive alternative form of consideration consisting of common equity securities of another entity, such other entity) has a class of common securities (or American depositary receipts representing such securities) listed on The Nasdaq Stock Market LLC (“NASDAQ”), the New York Stock Exchange (the “NYSE'”), or the NYSE American, LLC (the “NYSE AMER”) or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE, or the NYSE AMER.

(b)  Such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed; (iv) the placeor places where the certificates, if any, representing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series B Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accrue on the date prior to the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series B Preferred Stock; (viii) that the shares of Series B Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control, and a brief description of the transaction or transactions constituting such Change of Control, as applicable; and (ix) that holders of the shares of Series B Preferred Stock to which the notice relates will not be able to tender such shares of Series B Preferred Stock for conversion in connection with the Change of Control, as applicable, and each share of Series B Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption dateinstead of converted on the Change of Control Conversion Date. If fewer than all of the shares of Series B Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed. Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $6.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender. If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares of Series B Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation.

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(c)  If (i) the Corporation has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of the shares of Series B Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest.

(d)  If a redemption date falls after a Dividend Record Date and onor prior to the corresponding Dividend Payment Date, each holder of Series B Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series B Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date. Except as provided herein, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series B Preferred Stock for which a notice of redemption has been given.

(e) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 7, or otherwise acquired in any other manner by the Corporation, shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

8. Voting Rights. The Series B Preferred Stock shall have no voting rights.

9. Conversion.

(a)  Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date, at the option of the holder thereof, into one (1) share of Common Stock. Each holder shall effect any conversion by providing the Corporation with a completed duly executed form of conversion notice attached hereto as Exhibit A (a “Notice of Conversion”). Other than in the case of a conversion following a Fundamental Transaction (as defined below), the Notice of Conversion must specify at least a number of shares of Series B Preferred Stock to be converted equal to the lesser of (x) 100 shares and (y) the number of shares of Series B Preferred Stock then held by the holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the holder's election, whether the applicable Conversion Shares shall be credited to the account of the holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which a conversion shall be deemed effective (the “Conversion Date”), shall be defined as the Trading Day that the Notice of Conversion, completed and duly executed, is sent by facsimile to, and received during regular business hours by, the Corporation; provided that the original certificate(s) representing such shares of Series B Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original shares of Series B Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. The following events are deemed as “Fundamental Transactions”: (i) a Change of Control; (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance, or other disposition of all or substantially all of its assets in one or a series of related transactions; and (iii) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash, or property. “Trading Day” means a day on which the principal Trading Market is open for trading. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTCQB Venture Market, the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

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(b)  Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series B Preferred Stock, and a holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such holder (together with such holder's affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Securities Exchange Commission (“SEC”), including any “group” of which the holder is a member) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon

(A) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such holder or any of its affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its affiliates that are subject to a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC. It is understood that the number of shares of Common Stock beneficially owned by each Investor shall be aggregated with each other Investor for purposes of Section 13(d) of the Exchange Act. For purposes of this Section 90,). in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with SEC, as the case maybe, (B) a more recent public announcement by the Corporation that is filed with the SEC, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B Preferred Stock, by such holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the holder. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion. The Corporation shall be entitled to rely on representations made to it by the holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

(c) Mechanics of Conversion.

(i)  Not later than three (3) Trading Days after the applicable Conversion Date, or if the holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall (a) deliver, or cause to be delivered, to the converting holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series B Preferred Stock or (b) in the case of a DWAC Delivery, electronically transfer such Conversion Shares by crediting the account of the holder's prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable holder by the Share Delivery Date, the applicable holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such holder any original Series B Preferred Stock certificate delivered to the Corporation and such holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the holder through the DWAC system, representing the shares of Series B Preferred Stock unsuccessfully tendered for conversion to the Corporation.

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(ii)  If the Corporation fails to deliver to a holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by a holder to the Corporation), and if after such Share Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof; provided, however, that the holder shall not be entitled to both (i) require the reissuance of the shares of Series B Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements.

(iii)  The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of the Series B Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.

(iv)  No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which a holder would otherwise be entitled to receive upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(v)  The issuance of certificates for shares of the Common Stock upon conversion of the Series B Preferred Stock shall be madewithout charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered holder(s) of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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(d)  Upon each Conversion Date, (i) the shares of Series B Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation's failure to convert Series B Preferred Stock.

I0. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

11.  No Preemptive Rights. No holders of the Series B Preferred Stock will, as holders of Series B Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

12.  Exclusion of Other Rights. The Series B Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption other than expressly set forth in the Certificate of Incorporation and this Certificate of Designation.

13.  Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

14.  Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock set forth in this Certificate of Designation are invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of Series B Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful, or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed in .its name and on its behalf on this [__] day of [_________].

[Signature page follows]

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APPLIED UV, INC.

By: __________________

Name: Max Munn

Title: Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned holder hereby irrevocably elects to convert the number of shares of 2% Series B Cumulative

Perpetual Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Applied UV, Inc., a Nevada corporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations, Rights, and Preferences of 2% Series B Cumulative Perpetual Preferred Stock (the “Certificate of Designation”) filed by the Corporation on [______________] [__], 2023.

As of the datehereof, the number of shares of Common Stock beneficially owned by the undersigned holder (together with such holder’s affiliates, and any other person or entity whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the SEC, including any “group” of which the holder is a member), including the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such holder or any of its Affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its Affiliates that are subject to a limitation on conversion of the Certificate of Designation, is no more than 9.99%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series B Preferred Stock owned prior to Conversion:

Number of shares of Series B Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

or

DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

[HOLDER]

By:

Name:

Title:

Date:

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Exhibit G

APPLIED UV, INC.

CERTIFICATE OF DESIGNATIONS, RIGHTS, AND PREFERENCES OF

5% SERIES C CUMULATIVE PERPETUAL PREFERRED STOCK

Applied UV, Inc., a Nevada corporation (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to the authority of the Board of Directors.

WHEREAS, the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized by the provisions of the Articles of Incorporation to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to this authority granted to and vested in the Board of Directors in accordance with the provisions of the Articles of Incorporation, the Board of Directors hereby adopts this Certificate of Designations, Rights, and Preferences (the “Certificate of Designation”) for the purpose of creating a series of Preferred Stock of the Corporation classified and designated as 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”'), and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions of the Series C Preferred Stock as follows:

1.  Designation and Amount. The shares of such series of Preferred Stock shall be designated as “5% Series C Cumulative Perpetual Preferred Stock” and the number of shares constituting such series shall be 2,500,000 shares. Each share of Series C Preferred Stock shall be identical in all respects to every other share of Series C Preferred Stock. Such number of shares of Series C Preferred Stock may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors or any duly authorized committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the Nevada Revised Statutes, as amended, stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series C Preferred Stock.

2.  No Maturity, Sinking Fund. Mandatory Redemption. The Series C Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption, and will remain outstanding indefinitely unless the Corporation decides to redeem or otherwise repurchase the Series C Preferred Stock. The Corporation is not required to set aside funds to redeem the Series C Preferred Stock.

3.  Ranking. The Series C Preferred Stock will rank: (i) senior to all classes or series of our common stock and to all other equity securities issued by us expressly designated as ranking junior to the Series C Preferred Stock; (ii) on parity with any future class or series of our equity securities expressly designated as ranking on parity with the Series C Preferred Stock; (iii) junior to all equity securities issued by us with terms specifically providing that those equity securities rank senior to the Series C Preferred Stock with respect to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up; and; and (iv) effectively junior to all our existing and future indebtedness (including indebtedness convertible into our common stock, par value $0.0001 per share (the “Common Stock” or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) our existing or future subsidiaries.

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4. Dividends.

(a)  Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking senior to the Series C Preferred Stock as to dividend rights, holders of shares of the Series C Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of 5% on $5.00 liquidation preference per share of the Series C Preferred Stock. Such dividends shall accrue and be cumulative from and including the first date on which any shares of Series C Preferred Stock are issued (the “Original Issue Date”) or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed), and shall be payable quarterly in arrears on each Dividend Payment Date, commencing on [______________] [__], 2023; provided, however, that ifany Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further, that no dividends shall accrue on any share of Series C Preferred Stock for any Dividend Period (as defined below) having a Dividend Record Date before the date such share of Series C Preferred Stock was issued. The amount of any dividend payable on the Series C Preferred Stock for any period greater or less than a full Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding share of Series C Preferred Stock shall be entitled to receive a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series C Preferred Stock that is outstanding on such date. “Dividend Record Date” shall mean the date designated by the Board of Directors for the payment of dividends that is not more than thirty (30) days or fewer than ten (10) days prior to the applicable Dividend Payment Date. “Dividend Payment Date” shall mean the fifteenth (15th) calendar day of the month following the last month of a quarterly period commencing on [______________] [__], 2023. “Dividend Period” shall mean the respective periods commencing on the first (1st) day of the first month of a quarterly period and ending on and including the day preceding the first (1st) day of the first month of the next succeeding quarterly period (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on [______________] [__], 2023, and other than the Dividend Period during which any shares of Series C Preferred Stock shall be redeemed pursuant to Section 6 or Section 7 hereof, which shall end on and include the day preceding the redemption date with respect to the shares of Series C Preferred Stock being redeemed). The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a federal legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation, or executive order to close.

(b)  Notwithstanding anything contained herein to the contrary, dividends on the Series C Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c)  Except as provided in Section 4(d) or (f) below, no dividends shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly orindirectly, on or with respect to any shares of Common Stock or shares of any other class or series ofcapital stock of the Corporation ranking, as to dividends, on parity with or junior to the Series C Preferred Stock for any period, nor shall any shares of Common Stock or any other shares of any other class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution, or winding up, on parity with or junior to the Series C Preferred Stock be redeemed, purchased, or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such shares, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Corporation, unless full cumulative dividends on the Series C Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment, except (x) by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up of the Corporation, junior to the Series C Preferred Stock; (y) for the redemption of shares of the Corporation’s capital stock pursuant to the provisions of the Certificate of Incorporation relating to the restrictions upon ownership and transfer of the Corporation's capital stock; and (z) for a purchase or exchange offer made on the same terms to holders of all of the outstanding shares of Series C Preferred Stock and any other stock that ranks on parity with the Series C Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up of the Corporation.

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(d)  Except as provided in Section 4(f) below, when dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series C Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series C Preferred Stock, all dividends declared upon the Series C Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the Series C Preferred Stock (which, for the avoidance of doubt, shall not include the redemption or repurchase of shares of any such class or series) shall be declared pro rata so that the amount of dividends declared per share of Series C Preferred Stock and such other class or series of capital stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series C Preferred Stock and such other class or series of capital stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior Dividend Periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock which may be in arrears.

(e)  Holders of shares of Series C Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the Series C Preferred Stock as provided herein. Any dividend payment made on the Series C Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series C Preferred Stock will accrue as of the Dividend Payment Date on which they first become payable.

(f)  Notwithstanding the provisions of this Section 4 or Sections 6 or 7 and regardless of whether dividends are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series C Preferred Stock or the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series C Preferred Stock for any or all Dividend Periods, the Corporation shall not be prohibited or limited from (i) paying dividends on any shares of stock of the Corporation in shares of Common Stock or in shares of any other class or series of capital stock ranking junior to the Series C Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution, and winding up, (ii) converting or exchanging any shares of stock of the Corporation for shares of any other class or series of capital stock of the Corporation ranking junior to the Series C Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation's liquidation, dissolution, and winding up, or (iii) purchasing or acquiring shares of Series C Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series C Preferred Stock.

5. Liquidation Preference.

(a)  Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, junior to the Series C Preferred Stock, the holders of shares of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the debts and other liabilities of the Corporation and any class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, senior to the Series C Preferred Stock, a liquidation preference of $5.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) up to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series C Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking, as to rights upon the Corporation's liquidation, dissolution, or winding up, on parity with the Series C Preferred Stock in the distribution of assets, then the holders of the Series C Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution, or winding up, on parity with the Series C Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given not fewer than thirty (30) days or more than sixty (60) days prior to the payment date stated therein, to each record holder of shares of Series C Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, merger, or conversion of the Corporation with or into any other corporation, trust, or entity, or the voluntary sale, lease, transfer, or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution, or winding up of the Corporation.

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(b)  In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption, or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the Nevada Revised Statutes, as amended, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series C Preferred Stock shall not be added to the Corporation's total liabilities.

6. Redemption.

(a)  Subject to Section 7(a) below, the Corporation, to the extent the Corporation has funds legally available therefor, must redeem all of the Series C Preferred Stock for cash, on the date that is three (3) years after the Original Issue Date.

(b)  If redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series C Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series C Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date

(c)  All shares of the Series C Preferred Stock redeemed or repurchased pursuant to this Section Q, or otherwise acquired in any other manner by the Corporation, shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

(d)  If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends, or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.

7. Special Optional Redemption by the Corporation.

(a)  Upon the occurrence of a Change of Control (as defined below), the Corporation will have the option upon written notice mailed by the Corporation, postage pre-paid, no fewer than thirty (30) days and nor more than sixty (60) days prior to the redemption date and addressed to the holders of record of shares of the Series C Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, to redeem the Series C Preferred Stock, in whole or in part, within ninety (90) days after the first date on which the Change of Control occurred, as applicable, for cash at $5.00 per share plus, subject to Section 7(d). accrued and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock except as to the holder to whom notice was defective or not given. If, on or prior to the Change of Control conversion date, as applicable, the Corporation has provided or provides notice of redemption with respect to the Series C Preferred Stock (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of shares of Series C Preferred Stock will not have the conversion right described below in Section 9. A “Change of Control” is when, after the original issuance of the Series C Perpetual Preferred Stock, each of the following have occurred and are continuing:

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(e) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of purchases, mergers, or other acquisition transactions of stock of the Corporation entitling that person to exercise more than fifty percent (50%) of the total voting power of all stock of the Corporation entitled to vote generally in the election of the Corporation's directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii)  following the closing of any transaction referred to in (i) above, neither the Corporation nor the acquiring or surviving entity (or, if in connection with such transaction holders of Common Stock receive alternative form of consideration consisting of common equity securities of another entity, such other entity) has a class of common securities (or American depositary receipts representing such securities) listed on The Nasdaq Stock Market LLC (“NASDAQ”), the New York Stock Exchange (the “NYSE”), or the NYSE American, LLC (the “NYSE AMER”), or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE, or the NYSE AMER.

(b)  Such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series C Preferred Stock to be redeemed; (iv) the place or places where the certificates, if any, representing shares of Series C Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series C Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series C Preferred Stock to be redeemed will cease to accrue on the date prior to the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series C Preferred Stock; (viii) that the shares of Series C Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control, and a brief description of the transaction or transactions constituting such Change of Control, as applicable; and (ix) that holders of the shares of Series C Preferred Stock to which the notice relates will not be able to tender such shares of Series C Preferred Stock for conversion in connection with the Change of Control, as applicable, and each share of Series C Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date. If fewer than all of the shares of Series C Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series C Preferred Stock held by such holder to be redeemed. Holders of Series C Preferred Stock to be redeemed shall surrender such Series C Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $5.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender. If fewer than all of the outstanding shares of Series C Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares of Series C Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation.

(c)  If (i) the Corporation has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of the shares of Series C Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest.

(d)  If redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series C Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series C Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date. Except as provided herein, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series C Preferred Stock for which a notice of redemption has been given.

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(e)  All shares of the Series C Preferred Stock redeemed or repurchased pursuant to this Section 1, or otherwise acquired in any other manner by the Corporation, shall be retired and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series or class.

8. Voting Rights. The Series C Preferred Stock shall have no voting rights.

9. Conversion.

(a)  Each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date, at the option of the holder thereof, into one (I) share of Common Stock. holders shall effect conversions by providing the Corporation with a completed duly executed form of conversion notice attached hereto as Exhibit A (a “Notice of Conversion”). Other than a conversion following a Fundamental Transaction or following a notice provided for, the Notice of Conversion must specify at least a number of shares of Series C Preferred Stock to be converted equal to the lesser of (x) I 00 shares and (y) the number of shares of Series C Preferred Stock then held by the holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the holder’s election, whether the applicable Conversion Shares shall be credited to the account of the holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which a conversion shall be deemed effective (the “Conversion Date”) shall be defined as the Trading Day that the Notice of Conversion, completed and duly executed, is sent by facsimile to, and received during regular business hours by, the Corporation; provided that the original certificate(s) representing such shares of Series C Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original shares of Series C Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. The following events are deemed as “Fundamental Transactions”: (i) a Change of Control; (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance, or other disposition of all or substantially all of its assets in one or a series of related transactions; and

(iii)  the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash, or property.

(b)  Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series C Preferred Stock, and a holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such holder (together with such holder’s affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Securities Exchange Commission (“SEC”), including any “group” of which the holder is a member) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon.

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(A) conversion of the remaining, unconverted Series C Preferred Stock beneficially owned by such holder or any of its affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its affiliates that are subject to a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC. It is understood that the number of shares of Common Stock beneficially owned by each Investor shall be aggregated with each other Investor for purposes of Section 13(d) of the Exchange Act. For purposes of this Section 9(b), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with SEC, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the SEC, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series C Preferred Stock, by such holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the holder. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion. The Corporation shall be entitled to rely on representations made to it by the holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

(c) Mechanics of Conversion.

(i)  Not later than three (3) Trading Days after the applicable Conversion Date, or if the holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series C Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall (a) deliver, or cause to be delivered, to the converting holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C Preferred Stock or (b) in the case of a DWAC Delivery, electronically transfer such Conversion Shares by crediting the account of the holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable holder by the Share Delivery Date, the applicable holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such holder any original Series C Preferred Stock certificate delivered to the Corporation and such holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the holder through the DWAC system, representing the shares of Series C Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(ii)  If the Corporation fails to deliver to a holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by a holder to the Corporation), and if after such Share Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (I) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series C Preferred Stock equal to the number of shares of Series C Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Preferred Stock as required pursuant to the terms hereof; provided, however, that the holder shall not be entitled to both (i) require the reissuance of the shares of Series C Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements.

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(iii)  The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of the Series C Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.

(iv)  No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series C Preferred Stock. As to any fraction of a share which a holder would otherwise be entitled to receive upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(v)  The issuance of certificates for shares of the Common Stock upon conversion of the Series C Preferred Stock shall be made without charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered holder(s) of such shares of Series C Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(d)  Upon each Conversion Date, (i) the shares of Series C Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series C Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Preferred Stock.

10. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

11.  No Preemptive Rights. No holders of the Series C Preferred Stock will, as holders of Series C Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

12.  Record Holders. The Corporation and the transfer agent for the Series C Preferred Stock may deem and treat the record holder of any Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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13.  Exclusion of Other Rights. The Series C Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption other than expressly set forth in the Certificate of Incorporation and this Certificate of Designation.

14.  Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

15.  Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock set forth in this Certificate of Designation are invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of Series C Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful, or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series C Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

[Signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed in its name and on its behalf on this [__] day of [___________], 2023.

APPLIED UV, INC.

By: __________________________

Name: Max Munn

Title: Chief Executive Officer

Signature Page lo Certificate of Designations, Rights, and Preferences of

5% Series C Cumulative Perpetual PrefCrred Stock

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EXHIBIT A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C PREFERRED STOCK)

The undersigned holder hereby irrevocably elects to convert the number of shares of 5% Series C Cumulative

Perpetual Preferred Stock indicated below, represented by stock certificate No(s). (the "Preferred Stock

Certificates"), into shares of common stock, par value $0.0001 per share (the "Common Stock"), of Applied UV, Inc., a Nevada corporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations, Rights, and Preferences of 5% Series C Cumulative Perpetual Preferred Stock (the "Certificate of Designation") filed by the Corporation on January 25, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned holder (together with such holder's affiliates, and any other person or entity whose beneficial ownership of Common Stock would be aggregated with the holder's for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the SEC, including any "group" of which the holder is a member), including the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Preferred Stock beneficially owned by such holder or any of its Affiliates, and (BJ exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its Affiliates that are subject to a limitation on conversion of the Certificate of Designation, is 9.99%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series C Preferred Stock owned prior to Conversion:

Number of shares of Series C Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

[HOLDER]

By:

Name:

Title:

Date:

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